                                                          PROSPECTUS

                             Prospectus



                             APRIL 29, 2005
                             ING VP NATURAL RESOURCES TRUST

       This Prospectus contains important
       information about investing in ING
       VP Natural Resources Trust. You
       should read it carefully before
       you invest, and keep it for future
       reference. Please note that your
       investment: is not a bank deposit,
       is not insured or guaranteed by
       the Federal Deposit Insurance
       Corporation ("FDIC"), the Federal
       Reserve Board or any other
       government agency and is affected
       by market fluctuations. There is
       no guarantee that the Fund will
       achieve its investment objective.
       As with all mutual funds, the U.S.
       Securities and Exchange Commission
       ("SEC") has not approved or
       disapproved these securities nor
       has the SEC judged whether the
       information in this Prospectus is
       accurate or adequate. Any
       representation to the contrary is
       a criminal offense.
                                                          [ING FUNDS LOGO]

(COMPASS PHOTO)

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[TARGET GRAPHIC]
         OBJECTIVE



[COMPASS GRAPHIC]
         INVESTMENT STRATEGY



[SCALE GRAPHIC]
         RISKS



This Prospectus describes the Fund's investment objective, investment strategies and risks.

You'll also find:

[MONEY GRAPHIC]

HOW THE FUND HAS PERFORMED
[COIN GRAPHIC]
         WHAT YOU
         PAY TO
         INVEST



HOW THE FUND HAS PERFORMED. A chart that shows the Fund's financial performance for the past ten years.

WHAT YOU PAY TO INVEST. Information about the Fund's management fees and expenses the Fund pays. You'll find further details about the fees associated with your annuity contract or life insurance policy in the accompanying product prospectus or offering memorandum. Please read these documents carefully, and keep them for future reference.

    INTRODUCTION TO ING VP NATURAL RESOURCES TRUST     1
    FUND AT A GLANCE                                   2
    ING VP NATURAL RESOURCES TRUST                     4
    WHAT YOU PAY TO INVEST                             6
    INFORMATION FOR INVESTORS                          8
    MANAGEMENT OF THE FUND                            11
    MORE INFORMATION ABOUT RISKS                      12
    DIVIDENDS, DISTRIBUTIONS AND TAXES                14
    FINANCIAL HIGHLIGHTS                              15
    WHERE TO GO FOR MORE INFORMATION          Back Cover

   The Fund is intended to be the funding vehicle for variable annuity contracts, variable life insurance policies and pension plans to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").



   Individual variable annuity contract holders and variable life insurance policy holders are not "shareholders" of the Fund. The Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies may pass through voting rights to their variable annuity contract or variable life insurance policy holders. SHARES OF THE FUND ARE NOT OFFERED DIRECTLY TO THE GENERAL PUBLIC.

                                  INTRODUCTION TO ING VP NATURAL RESOURCES TRUST
--------------------------------------------------------------------------------

 Risk is the potential that your investment will lose money or not earn as much as you hope. All Portfolios have varying degrees of risk, depending on the securities they invest in. Please read this Prospectus carefully to be sure you understand the principal risks and strategies associated with the Fund. You should consult the Statement of Additional Information ("SAI") for a complete list of the risks and strategies.
                               [TELEPHONE GRAPHIC]
 If you have any questions about ING VP Natural Resources Trust, please call your investment professional or us at 1-800-992-0180.

THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.

ING VP NATURAL RESOURCES TRUST

  The Fund seeks long-term growth.

  The Fund may be a suitable investment if you:

  - are investing for the long-term -- at least several years; and
  - are willing to accept higher risk in exchange for the potential for long-term growth.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                          Introduction to ING VP Natural Resources Trust       1

FUND AT A GLANCE
--------------------------------------------------------------------------------

          This table is a summary of the investment objective, main investments and risks of ING VP Natural Resources Trust ("Fund"). It is designed to help you understand the main risks associated with the Fund, and how risk and investment objectives relate. This table is only a summary. You should read the complete description of the Fund's investment objective, strategies and risks on page 4.

                  FUND                                 INVESTMENT OBJECTIVE
                  -------------------------------------------------------------------
                  ING VP Natural Resources Trust       Long-term growth of capital
                  Adviser: ING Investments, LLC        through investment primarily
                  Sub-Adviser: ING Investment          in common stocks of companies
                  Management Co.                       that own or develop natural
                                                       resources and other basic
                                                       commodities, or supply goods
                                                       and services to such
                                                       companies. Capital
                                                       appreciation will be the
                                                       primary determinant of total
                                                       return and income is a
                                                       secondary consideration.

 2      Fund at a Glance

                                                                FUND AT A GLANCE
--------------------------------------------------------------------------------

MAIN INVESTMENTS                                          MAIN RISKS
----------------------------------------------------------------------------------------------------------------------
Equity securities of companies with substantial           Price volatility due to non-diversification and
natural resource assets or companies that supply          concentration in natural resource companies. Securities of
goods and services to such companies.                     such companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials' prices and possible instability of supply of various natural
                                                          resources. Price volatility, liquidity and other risks that accompany an investment in equities of foreign companies.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                        Fund at a Glance       3

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING VP NATURAL RESOURCES TRUST                     ING Investment Management Co.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks long-term growth of capital through investment primarily in common stocks of companies that own or develop natural resources and other basic commodities, or supply goods and services to such companies. Capital appreciation will be the primary determinant of total return and income is a secondary consideration. The investment objective may not be changed without shareholder approval.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Fund normally invests at least 80% of its assets in companies with substantial natural resource assets or companies that supply goods and services to such companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. Natural resource assets are materials derived from natural resources which have economic value. The Fund seeks to identify securities of companies that it believes to be undervalued relative to the value of the natural resource assets they hold. This identification process will take into account current and anticipated economic and financial conditions.

The remaining 20% of the Fund's assets may be invested in common stock of companies that are not natural resource companies. The Fund invests primarily in companies with large market capitalizations, but may also invest in mid- and small-sized companies.

The Fund may invest up to 100% of its total assets in securities principally traded in markets outside the United States.

The Sub-Adviser may sell securities for a variety of reasons, such as to ensure gains, limit losses or redeploy assets into opportunities believed to be more promising.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the price of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in securities of larger companies, which sometimes have more stable prices than small companies. However, the Fund may invest in securities of mid- and small-sized companies, which may be more susceptible to greater price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification and may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the securities in which the Fund invests. Rather the market could favor stocks or industries to which the Fund is not exposed, or may not favor equities at all.

NON-DIVERSIFICATION RISK -- the Fund is a non-diversified investment company. Since the Fund invests primarily in securities of companies engaged in natural resources activities, the Fund may be subject to greater risks and market fluctuations than other funds that are more diversified by industry. The Fund may also invest in debt securities of natural resource companies as well as other companies.

CONCENTRATION -- because the Fund's investments are concentrated in the natural resources sector, the value of the Fund may be subject to greater volatility than a fund with a portfolio that is less concentrated. If natural resources securities as a group fall out of favor, the Fund could underperform funds that focus on other types of companies.

NATURAL RESOURCES RISK -- securities of companies involved in natural resources may be subject to broad price fluctuations, reflecting volatility of energy and basic materials' prices and possible instability of supply of various natural resources. In addition, some companies may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs. The production and marketing of natural resources may be affected by action and changes in governments.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. ADRs are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

To the extent the Fund invests in countries with emerging securities markets, the risks of foreign investing may be greater, as these countries may be less politically and economically stable than other countries. It also may be more difficult to buy and sell securities in countries with emerging securities markets.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.

 4      ING VP Natural Resources Trust

                                                  ING VP NATURAL RESOURCES TRUST
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of performance for the same period. The Fund's past performance is no guarantee of future results.

                              YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
16.87     26.89    7.15    (19.62)   14.09    18.37   (15.93)  (2.10)    30.53    12.66

(1) These figures are as of December 31 of each year. They do not reflect expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy, and would be lower if they did.

(2) ING Investments, LLC has been the Fund's investment adviser since July 26, 2000; however, prior to March 2001, the Fund was advised by a different sub-adviser.

            Best and worst quarterly performance during this period:
                           3rd quarter 1997 : 19.27%
                          3rd quarter 2001 : (20.70)%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of two broad measures of market performance -- the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and the Goldman Sachs Natural Resources Index.

                                                                   1 YEAR   5 YEARS   10 YEARS
ING VP Natural Resources Trust                                 %   12.66      7.46      7.64
S&P 500 Index (reflects no deduction for fees or
  expenses)(1)                                                 %   10.88     (2.30)    12.07
Goldman Sachs Natural Resources Index (reflects no deduction
  for fees or expenses)(2)                                     %   22.62      5.55       N/A(3)

(1) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2) The Goldman Sachs Natural Resources Index is an unmanaged index and a market-capitalization-weighted index of 112 stocks designed to measure the performance of companies in the natural resources sector, which includes energy, precious metal, timber and other sub-sectors.

(3) The Goldman Sachs Natural Resources Index commenced in August 1996.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          ING VP Natural Resources Trust       5

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]

       The table that follows shows the estimated operating expenses paid each year by the Fund. These estimated expenses are based on the expenses paid by the Fund in the year 2004. Actual expenses paid by the Fund may vary from year to year.

       Your variable annuity contract or variable life insurance policy is a contract between you and the issuing life insurance company. The Fund is not a party to that variable contract, but is merely an investment option made available to you by your insurance company under your variable contract. The fees and expenses of the Fund are not fixed or specified under the terms of your variable contract. The table does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or life insurance policy. For information on these charges, please refer to the applicable variable contract prospectus, prospectus summary or disclosure statement. If you participate through a qualified pension plan or retirement plan ("Qualified Plan"), the table does not reflect direct expenses of the Qualified Plan, and you should consult your administrator for more information.

SHAREHOLDER TRANSACTION EXPENSES (FEES YOU PAY DIRECTLY FROM YOUR INVESTMENT). Not Applicable.

OPERATING EXPENSES PAID EACH YEAR BY THE FUND(1)
(as a % of average net assets)

                                                                                                        WAIVERS,
                                                                                         TOTAL       REIMBURSEMENTS     TOTAL NET
                                                  MANAGEMENT   SERVICE      OTHER      OPERATING          AND             FUND
                   FUND                              FEE         FEE     EXPENSES(2)   EXPENSES      RECOUPMENTS(3)     EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
ING VP Natural Resources Trust                %      1.00        N/A        0.33         1.33               --            1.33

--------------------------------------------------------------------------------

(1) This table shows the estimated operating expenses for shares of the Fund as a ratio of expenses to average daily net assets. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes, if any, and a fee waiver to which ING Investments, LLC, the investment adviser of the Fund has agreed to for the Fund.

(2) ING Funds Services, LLC receives an annual administration fee equal to 0.10% of average daily net assets.

(3) ING Investments, LLC has entered into a written expense limitation agreement with the Fund under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years. The amount of the Fund's expenses waived, reimbursed or recouped during the last fiscal year by ING Investments, LLC, is shown under the heading "Waivers, Reimbursements and Recoupments." The expense limit will continue through at least May 1, 2006. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of the termination of the expense limitation agreement within 30 days of the end of the then-current term. The expense limitation agreement may be terminated by the Fund upon at least 90 days' prior written notice to ING Investments, LLC, or upon termination of the investment management agreement. In addition, effective January 1, 2005, pursuant to a side agreement, ING Investments, LLC has lowered the expense limit for the Fund to 1.18% through at least December 31, 2005. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments elects to renew it. If after December 31, 2005, ING Investments, LLC elects not to renew the side agreement, the expense limit will revert to the limitation under the Fund's expense limitation agreement of 2.50%. Any fees waived pursuant to the side agreement shall not be eligible for recoupment.

 6      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other variable funds. The Example does not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy or plan. The Example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5.00%, and the annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

FUND                                                                            1 YEAR     3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------------------------------------------------------------------------
 ING VP Natural Resources Trust                                  $               135         421          729       1,601
---------------------------------------------------------------------------------------------------------------------------

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-366-0066.

                                                  What You Pay to Invest       7

INFORMATION FOR INVESTORS
--------------------------------------------------------------------------------

ABOUT YOUR INVESTMENT

With the exception of shares held in connection with initial capital of the Fund, shares of the Fund are offered for purchase by separate accounts to serve as an investment option under variable annuity contracts or variable life insurance policies ("Variable Contracts") issued by insurance companies to Qualified Plans outside of the separate account context, to other companies and to other investors permitted under federal tax regulations, revenue rulings or private letter rulings issued by the Internal Revenue Service.

You do not buy, sell or exchange shares of the Fund. You choose investment options through your Variable Contracts.

The insurance company that issued your Variable Contracts is responsible for investing in the Fund according to the investment options you've chosen. You should consult your Variable Contract prospectus, prospectus summary or disclosure statement for additional information about how this works. The Fund assumes no responsibility for such prospectus.

ING Funds Distributor, LLC, ("ING Funds Distributor" or "Distributor") the distributor for the Fund, also offers directly to the public other ING Funds that have similar names, investment objectives and strategies as those of the Fund offered by this Prospectus. You should be aware that the Fund is likely to differ from these other ING Funds in size and cash flow pattern. Accordingly, the performance of this Fund can be expected to vary from those of the other funds.

The Fund currently does not foresee any disadvantages to investors if the Fund serves as an investment medium for Variable Contracts, offers its shares directly to pension plans or offers its shares to other permitted investors. However, it is possible that the interests of owners of Variable Contracts and pension plans, for which the Fund serves as an investment medium and other permitted investors might at some time be in conflict because of differences in tax treatment or other considerations. The Fund's Board of Trustees ("Board") intends to monitor events to identify any material conflicts between Variable Contracts owners, pension plans, and other permitted investors, and would have to determine what action, if any, should be taken in the event of such a conflict. If such conflict occurred, an insurance company participating in the Fund might be required to redeem the investment of one or more of its separate accounts from the Fund, a pension plan, investment company or other permitted investor which might force the Fund to sell securities at disadvantageous prices.

The Fund may discontinue offering shares at any time. If the Fund is discontinued, any allocation to the Fund will be allocated to another Fund that the Board believes is suitable, as long as any required regulatory standards are met (which may include SEC approval).

FREQUENT TRADING -- MARKET TIMING

The Fund is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of the Fund. Shares of the Fund are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for the Variable Contracts issued by insurance companies, and as investment options for the Qualified Plans. The Fund reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary, that the Fund determines not to be in the best interest of the Fund.

The Fund relies on the financial intermediary to monitor frequent, short-term trading within the Fund by the financial intermediary's customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, for its policies regarding frequent, short-term trading. The Fund seeks assurances from financial intermediaries that they have procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Fund believes that market timing or frequent, short-term trading in any account, including a Variable Contract, or Qualified Plan account, is not in the best interest of the Fund or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Fund's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Fund's performance.

Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time the Fund computes its current net asset value ("NAV"), causes a change in the price of the foreign security and such price is not reflected in the Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Funds which do not invest in foreign securities. For example, if trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, the Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to

 8      Information for Investors

                                                       INFORMATION FOR INVESTORS
--------------------------------------------------------------------------------

the extent that the Fund's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Fund shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Fund that are followed by the financial intermediaries that use the Fund and the monitoring by the Fund are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Fund will occur. Moreover, decisions about allowing trades in the Fund may be required. These decisions are inherently subjective and will be made in a manner that is in the best interest of the Fund's shareholders.

SHAREHOLDER SERVICING AGREEMENTS

The Fund may enter into Shareholder Servicing Agreements with insurance companies or other financial institutions ("Shareholder Services Representatives") that provide administrative services for the Fund or administrative services, or other, related services to contract holders and policy holders. These services may include: sub-accounting services, answering inquiries of contract holders and policy holders regarding the Fund, transmitting, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to contract holders and policy holders regarding the Fund, and such other related services as the Fund or a contract holder or policy holder may request. The fees paid by the Fund for these services to use Shareholder Services Representatives will not exceed 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment is made. ING Investments, LLC, at no additional cost to the Fund, may pay to Shareholder Services Representatives additional amounts from its past profits. A Shareholder Services Representative may, from time to time, choose not to receive all of the fees payable to it.

HOW WE COMPENSATES ENTITIES OFFERING OUR FUNDS AS INVESTMENT OPTIONS IN THEIR INSURANCE PRODUCTS

ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. In addition to the Fund paying fees under the Fund's Shareholder Servicing Agreements, the Fund's Adviser or Distributor, out of its own resources and without additional cost to the Fund or their shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Fund by those companies. The Fund's Adviser and Distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Fund. These payments may also provide incentive for insurance companies to make the Fund available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Fund.

The distributing broker-dealer for the Fund is ING Funds Distributor. ING Funds Distributor has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 15 to 25 basis points. This is computed as a percentage of the average aggregate amount invested in the Fund by Variable Contract holders through the relevant insurance company's Variable Contracts. As of the date of this Prospectus, the Adviser has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; SAFECO Life Insurance Company; and First Fortis Life Insurance Company.

The Adviser also has entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; ING USA Annuity and Life Insurance Co.; and ING Life Insurance Company of America. ING Groep N.V. ("ING") uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in the Fund. Additionally, if the Fund is not sub advised or is sub-advised by an ING entity, ING may retain more revenue than on that Fund it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in Fund advised by ING meets certain target levels or increases over time.

The insurance companies through which investors hold shares of the Fund may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to Variable Contract owners. Neither the Fund, the Adviser, or the Distributor is a party to these arrangements. Investors should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

NET ASSET VALUE

The NAV per share for the Fund is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Fund is open for business every day the NYSE is open. The NYSE is closed on all weekends and on national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share of the Fund is calculated by taking the

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                               Information for Investors       9

INFORMATION FOR INVESTORS
--------------------------------------------------------------------------------

value of the Fund's assets, subtracting the Fund's liabilities, and dividing by the number of shares that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. To the extent the Fund invests in other registered investment companies, the Fund's NAV is calculated based on the current NAV of the registered investment company in which the Fund invests.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Fund's NAV is not calculated. As a result, the NAV of the Fund may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

When market quotations are not available or are deemed unreliable, the Fund will use a fair value for the security that is determined in accordance with procedures adopted by the Fund's Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

- Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;

- Securities of an issuer that has entered into a restructuring;

- Securities whose trading has been halted or suspended;

- Fixed-income securities that have gone into default and for which there is no current market value quotation; and

- Securities that are restricted as to transfer or resale.

The Fund or the Adviser may rely on the recommendations of a fair value pricing service approved by the Fund's Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Fund's Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

When an insurance company or Qualified Plan is buying shares of the Fund, it will pay the NAV that is next calculated after the order from the insurance company's variable contract holder or Qualified Plan participant is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company's variable contract holder or Qualified Plan participant is received in proper form.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The Fund posts its complete portfolio holdings schedule on its website on a calendar-quarter basis and makes it available on the first day of the second month in the next quarter. The complete portfolio holdings schedule is as of the last day of the month preceding the quarter-end (e.g., the Fund will post the quarter ending June 30 holdings on August 1). The Fund's complete portfolio holdings schedule will, at a minimum, remain available on the Fund's website until the Fund files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Fund's website is located at www.ingfunds.com.

 10      Information for Investors

ADVISER AND SUB-ADVISER                                   MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

ADVISER

ING INVESTMENTS, LLC ("ING Investments" or "Adviser"), an Arizona limited liability company, serves as the investment adviser to the Fund. ING Investments has overall responsibility for the management of the Fund. ING Investments provides or oversees all investment advisory and portfolio management services for the Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE:
ING). ING Groep N.V. is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees. ING Investments began investment management in April 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.

As of December 31, 2004, ING Investments managed over $37.3 billion in assets.

The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Investments receives a monthly fee for its services based on the average daily net assets of the Fund. The aggregate annual management fee paid by the Fund for the most recent fiscal year as a percentage of the Fund's average daily net assets was 1.00%.

For information regarding the basis for the Board's approval of the following investment advisory or sub-advisory relationship, please refer to the Fund's SAI.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Fund.

SUB-ADVISER

ING Investments has engaged a Sub-Adviser to provide the day-to-day management of the Fund's portfolio. The Sub-Adviser has, at least in part, been selected primarily on the basis of its successful application of a consistent, well-defined, long-term investment approach over a period of several market cycles. ING Investments is responsible for monitoring the investment program and performance of the Sub-Adviser. Under the terms of the sub-advisory agreement, the agreement can be terminated by either ING Investments or the Fund's Board. In the event the sub-advisory agreement is terminated, the Sub-Adviser may be replaced subject to any regulatory requirements or ING Investments may assume day-to-day management of the Fund.

ING INVESTMENT MANAGEMENT CO.

ING Investment Management Co. ("ING IM" or "Sub-Adviser"), a Connecticut corporation, formerly known as Aeltus Investment Management, Inc., serves as the Sub-Adviser to the Fund. ING IM is responsible for managing the assets of the Fund in accordance with the Fund's investment objective and policies, subject to oversight by ING Investments and the Board.

Founded in 1972, ING IM is registered with the SEC as an investment adviser. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. ING IM is an indirect wholly-owned subsidiary of ING Groep N.V. and is an affiliate of ING Investments.

As of December 31, 2004, ING IM managed approximately $61 billion in assets. The principal address of ING IM is 230 Park Avenue, New York, NY 10169.

The Fund has been managed by James A. Vail and Anthony Socci since October 2000 and April 2005, respectively. Mr. Vail has served as Senior Vice President and Portfolio Manager with ING IM since July 2000. Mr. Vail has over 30 years of investment experience. Prior to joining ING IM in 2000, Mr. Vail was a Vice President at Lexington Management Corporation, which he joined in 1991.

Anthony Socci joined ING IM in 2004 as a Senior Sector Analyst covering the energy and gas sector. In this role, he is responsible for generating independent research and stock rankings for ING IM's large-cap equity strategies and for use by equity managers across ING IM. Mr. Socci has 25 years of experience including 17 years in equity research, all with Dreyfus Corporation.



      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 Management of the Fund       11

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

All variable funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Fund may invest and certain of the investment practices that the Fund may use. For more information about these and other types of securities and investment techniques that may be used by the Fund, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser of the Fund can decide whether to use them or not. The Fund may invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the Adviser or Sub-Adviser of the Fund may also use investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS

The principal risks of investing in the Fund are highlighted below. Please see the SAI for more information.

NATURAL RESOURCES RISK. Securities of companies involved in natural resources may be subject to broad price fluctuations, reflecting volatility of energy and basic materials' prices and possible instability of supply of various natural resources. In addition, some companies may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs. The production and marketing of natural resources may be affected by action and changes in governments.

INVESTMENTS IN FOREIGN SECURITIES. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends.

The Fund may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, or to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.

EMERGING MARKETS INVESTMENTS. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in countries with an emerging securities market. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less well-developed legal systems; and less reliable custodial services and settlement practices.

INVESTMENTS IN SMALL- AND MID-CAPITALIZATION COMPANIES. Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

CONCENTRATION. The Fund concentrates for purposes of the Investment Company Act of 1940 (the "1940 Act") its assets in securities related to a particular sector or industry, which means that at least 25% of its assets will be invested in these assets at all times. As a result, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

NON-DIVERSIFIED INVESTMENT COMPANY. The Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Fund. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company.



 12      More Information About Risks

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

OTHER RISKS

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, Sub-Adviser and each portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or Sub-Adviser to the Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Fund invests defensively, it likely will not achieve long-term growth of capital.

PORTFOLIO TURNOVER. The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, which may have an adverse effect on the performance of the Fund.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.



       [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180

                                           More Information About Risks       13

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

The Fund distributes substantially all its net investment income and net capital gains to shareholders each year.

- Distributions are not guaranteed.

- The Board has discretion in determining the amount and frequency of any distributions.

- All dividends and other distributions will be reinvested automatically in additional shares and credited to the shareholders' accounts.

TAX MATTERS

The amount, timing and character of distributions to the separate account may be affected by special tax rules applicable to certain investments purchased by the Fund. Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisers before investing.

If the Fund qualifies as a "regulated investment company" and complies with the appropriate provisions of the Internal Revenue Code of 1986, as amended (the "Code") the Fund will be relieved of federal income tax on the amounts it distributes.

In order for the separate accounts to comply with regulations under Section 817(h) of the Code, the Fund will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total investments is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If the Fund fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the Fund at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

Since the sole shareholders of the Fund will be separate accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the policies, see the prospectus for the policy.

Please see the SAI for further discussion of tax matters.

THE TAX STATUS OF YOUR INVESTMENT IN THE FUND DEPENDS UPON THE FEATURES OF YOUR POLICY OR CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE POLICY OR CONTRACT PROSPECTUS.


 14      Dividends, Distributions and Taxes

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table on the following page is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial highlights for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions), but do not reflect charges and expenses attributable to any insurance product and would be lower if they did. A report of the Fund's independent registered public accounting firm, along with the Fund's financial statements, is included in the Fund's annual report, which is incorporated by reference into the SAI and is available upon request.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   Financial Highlights       15

ING VP NATURAL RESOURCES TRUST                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This information has been derived from the Fund's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                              YEAR ENDED DECEMBER 31,
                                                                    -------------------------------------------
                                                                     2004     2003     2002     2001    2000(1)
---------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $     15.82    12.12    12.40    14.75    12.51
 Income (loss) from investment operations:
 Net investment income (loss)                                  $     (0.10)   (0.08)   (0.05)    0.03    (0.07)
 Net realized and unrealized gain (loss) on investments        $      2.09     3.78    (0.21)   (2.38)    2.36
 Total income (loss) from investment operations                $      1.99     3.70    (0.26)   (2.35)    2.29
 Less distributions from:
 Net investment income                                         $      0.16       --     0.02       --     0.05
 Total distributions                                           $      0.16       --     0.02       --     0.05
 Net asset value, end of year                                  $     17.65    15.82    12.12    12.40    14.75
 TOTAL RETURN(2)                                               %     12.66    30.53    (2.10)  (15.93)   18.37
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000s)                                $    34,983   24,735   21,237   23,741   32,291
 Ratio to average net assets:
 Expenses                                                      %      1.33     1.61     1.64     1.35     1.66
 Net investment income (loss)                                  %     (0.68)   (0.58)   (0.41)    0.17    (0.53)
 Portfolio turnover rate                                       %       106      121       80       85       72

--------------------------------------------------------------------------------

(1) Effective July 26, 2000, ING Investments, became the Investment Adviser to the Fund.

(2) Total return is calculated assuming reinvestment of all dividend and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

 16      ING VP Natural Resources Trust

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT ING VP
NATURAL RESOURCES TRUST IN OUR:
ANNUAL/SEMI-ANNUAL REPORTS
Includes a discussion of recent market
conditions and investment strategies that significantly affected performance, the financial statements and the independent registered public accounting firm's reports (in annual report only).
STATEMENT OF ADDITIONAL INFORMATION
The SAI contains more detailed
information about the Fund. The SAI is
legally part of this Prospectus (it is
incorporated by reference). A copy has
been filed with the SEC. Please write or call for a free copy of the current
Annual/Semi-Annual reports, the SAI or
other Fund information. To make
shareholder inquiries:

ING VP NATURAL RESOURCES TRUST
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.ingfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-942-8090.
Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. SECURITIES AND EXCHANGE COMMISSION
Public Reference Section
450 Fifth Street, NW
Washington, D.C. 20549-0102

or at the e-mail address:
PUBLICINFO@SEC.GOV

Or obtain the information at no cost by
visiting the SEC's Internet website at
HTTP://WWW.SEC.GOV. When contacting the
SEC, you will want to refer to the
Trust's SEC file number. The file number is as follows:

ING VP Natural Resources
Trust    811-5710

(ING FUNDS LOGO)                                   PRPRO-VPNRT     (0405-042905)

                       STATEMENT OF ADDITIONAL INFORMATION

                         ING VP NATURAL RESOURCES TRUST

                          7337 E. Doubletree Ranch Road
                              Scottsdale, AZ 85258
                                 (800) 992-0180

                                 APRIL 29, 2005

      Shares of ING VP Natural Resources Trust (the "Fund") are sold to insurance company separate accounts, so that the Fund may serve as an investment option under variable life insurance policies and variable annuity contracts issued by insurance companies ("Variable Contracts"). The Fund also may sell its shares to certain other investors, such as qualified pension and retirement plans, insurance companies, and any Investment Adviser to the Fund, as well as to the general accounts of any insurance company whose separate account holds shares of the Fund. Shares of the Fund are currently offered to separate accounts ("Variable Accounts") of insurance companies. For information on allocating premiums and cash values under the terms of the Variable Contracts, see the prospectus for your Variable Contract.

      This Statement of Additional Information ("SAI") is not a prospectus. The SAI should be read in conjunction with the current Prospectus of the Fund, dated April 29, 2005, which has been filed with the U.S. Securities and Exchange Commission (the "SEC"). The SAI is incorporated into the Prospectus by reference. In addition, the financial statements from the Fund's Annual Report dated December 31, 2004, are incorporated herein by reference. Terms used in this SAI have the same meaning as used in the Prospectus. To obtain a copy of the Fund's Prospectus at no charge, please write to the Fund at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258 or call the following number:
1-800-992-0180. In addition, the Fund's Annual Report dated December 31, 2004, and Semi-Annual Report may be obtained without charge by contacting the Fund at the address and phone number written above.

                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY.................................................        1
INVESTMENT OBJECTIVES AND POLICIES..............................................        1
CERTAIN INVESTMENT METHODS......................................................        1
INVESTMENT RESTRICTIONS.........................................................        2
MANAGEMENT OF THE FUND..........................................................        4
EXPENSE LIMITATION AGREEMENT....................................................        7
SUB-ADVISORY AGREEMENT..........................................................        8
PORTFOLIO MANAGER...............................................................        9
DISCLOSURE OF THE FUND'S PORTFOLIO SECURITIES...................................       11
PROXY VOTING PROCEDURES.........................................................       13
DISTRIBUTOR.....................................................................       14
ADMINISTRATOR...................................................................       14
TRUSTEES AND OFFICERS OF THE FUND...............................................       16
MANAGEMENT OF THE FUND..........................................................       17
TRUSTEE OWNERSHIP OF SECURITIES.................................................       26
COMPENSATION TABLE..............................................................       29
CAPITAL STOCK STRUCTURE.........................................................       34
NET ASSET VALUE.................................................................       35
TAX MATTERS.....................................................................       37
PERFORMANCE CALCULATION.........................................................       40
OTHER INFORMATION...............................................................       41
REPORTS TO SHAREHOLDERS.........................................................       42
CODE OF ETHICS..................................................................       42
TRANSFER AGENT..................................................................       42
CUSTODIAN.......................................................................       42
COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.......................       42
FINANCIAL STATEMENTS............................................................       43
REGISTRATION STATEMENT..........................................................       43
APPENDIX A......................................................................       44

                         GENERAL INFORMATION AND HISTORY

      The Fund is a non-diversified, open-end management investment company organized on November 15, 1988 as a business trust under the laws of the Commonwealth of Massachusetts. The Fund was formerly named Lexington Gold Trust. At a meeting held on September 30, 1991, the shareholders of the Fund approved a change in the Fund's fundamental investment objective and policies. In connection with the change of investment objective and policies, the Fund also changed its name to Lexington Natural Resources Trust. On April 30, 2001, the Fund changed its name to Pilgrim Natural Resources Trust. Effective May 1, 2002, the Fund changed its name from "Pilgrim Natural Resources Trust" to "ING VP Natural Resources Trust."

                       INVESTMENT OBJECTIVES AND POLICIES

      The Fund's investment objective is to seek long-term growth of capital through investment primarily in common stocks of companies that own, or develop natural resources and other basic commodities, or supply goods and services to such companies. Capital appreciation will be the primary determinant of total return and income is a secondary consideration.

                           CERTAIN INVESTMENT METHODS

      Generally, a company has substantial natural resource assets when at least 50% of the non-current assets, capitalization, gross revenues or operating profits of the company in the most recent or current fiscal year are involved in or result from, directly or indirectly through subsidiaries, exploring, mining, refining, processing, fabricating, dealing in or owning natural resource assets. Examples of natural resource assets include: companies that specialize in energy sources (e.g., coal, geothermal power, natural gas and oil), environmental technology (e.g., pollution control and waste recycling), forest products, agricultural products, chemical products, ferrous and non- ferrous metals (e.g., iron, aluminum and copper), strategic metals (e.g., uranium and titanium), precious metals (e.g., gold, silver and platinum), and other basic commodities.

      The Investment Adviser or Sub-Adviser attempts to achieve the investment objective of the Fund by seeking to identify securities of companies that, in its opinion, are undervalued relative to the value of natural resource holdings of such companies in light of current and anticipated economic or financial conditions. Natural resource assets are materials derived from natural sources, which have economic value. The Fund will consider a company to have substantial natural resource assets when, in management's opinion, the company's holdings of the assets are of such magnitude, when compared to the capitalization, revenues or operating profits of the company, that changes in the economic value of the assets will affect the market price of the equity securities of such company. The Fund presently does not intend to invest directly in natural resource assets or related contracts. The Fund may invest up to 25% of its total assets in securities principally traded in markets outside the United States.

      The Investment Adviser or Sub-Adviser of the Fund believes that, based upon past performance, the securities of specific companies that hold different types of substantial natural resource assets may move relatively independently of one another during different stages of inflationary cycles due to different degrees of demand for, or market values of, their respective natural resource holdings during particular portions of such inflationary cycles. The Fund's fully managed investment approach enables it to switch its emphasis among various industry groups depending upon management's outlook with respect to prevailing trends and developments. The investment objective of the Fund is a fundamental policy of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940 ("1940 Act"), as amended.

                             INVESTMENT RESTRICTIONS

      The Fund's investment objective and the following investment restrictions are matters of fundamental policy which may not be changed without the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a shareholder's meeting at which more than 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding shares. The Fund is a non-diversified management investment company and

      1. with respect to 50% of its assets, the Fund will not at the time of purchase invest more than 5% of its total assets, at market value, in the securities of one issuer (except the securities of the United States Government);

      2. with respect to the other 50% of its assets, the Fund will not invest at the time of purchase more than 25% of the market value of its total assets in any single issuer.

      These two restrictions, hypothetically, could give rise to a portfolio with as few as fourteen issues.

      In addition, the Fund will not:

      3. Issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, this would permit the Fund to: (i) enter into commitments to purchase securities in accordance with the Fund's investment program, including, without limitation, reverse repurchase agreements, delayed delivery securities and when-issued securities, to the extent permitted by its investment program and other restrictions;
            (ii) engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iii) purchase or sell futures contracts and related options to the extent permitted by its investment program and other restrictions.

      4. Purchase more than 10% of the voting securities or more than 10% of any class of securities of any issuer. (For this purpose all outstanding debt securities of an issuer are considered as one class, and all preferred stocks of an issuer are considered as one class.)

      5. Purchase any security restricted as to disposition under Federal Securities laws or securities that are not readily marketable or purchase any securities if such a purchase would cause the Fund to own at the time of such purchase, illiquid securities, including repurchase agreements with an agreed upon repurchase date in excess of seven days from the date of acquisition by the Fund, having aggregate market value in excess of 10% of the value of the Fund's total assets.

      6. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

      7. Write, purchase or sell puts, calls or combinations thereof. However, the Fund may invest up to 15% of the value of its assets in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular company at a specified price until expiration. Such investments generally can provide a greater potential for profit--or loss--than investment of an equivalent amount in the underlying common stock. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. If the holder does not sell the warrant, he risks the loss of his entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. It should be understood that investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the corporation issuing them. In addition, the sale of warrants held more than one year generally results in a long term capital gain or loss to the holder, and the sale of warrants held for less than such period generally results in a short term capital gain or loss. The holding period for securities acquired upon exercise of warrants, however, begins on the day after the date of exercise, regardless of how long the warrant was held. This restriction on the purchase of warrants does not apply to warrants attached to, or otherwise included in, a unit with other securities.

      8. Invest in any commodities or commodities futures contracts, including futures contracts relating to gold.

      9.    Invest in real estate.

      10. Invest more than 5% of the value of its total assets in securities of issuers, which, with their predecessors, have a record of less than three years continuous operation.

      11. Purchase or retain the securities of any issuer if the officers or Trustees of the Fund, or its Investment Adviser, or Sub-Adviser who own individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

      12. Lend money or securities, provided that the making of time or demand deposits with domestic banks and the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short-term obligations in accordance with the Fund's objective and policies, are not prohibited.

      13. Borrow money, except for temporary emergency purposes, and in no event more than 5% of its net assets at value or cost, whichever is less; or pledge its gold or portfolio securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding 10% of the value of its total assets.

      14.   Underwrite securities issued by others.

      15. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

      16. Invest for the purpose of exercising control or management of another company.

      17. Participate on a joint or a joint and several basis in any trading account in securities.

      The Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in companies with substantial natural resource assets or companies that supply goods and services to such companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

      The percentage restrictions referred to above are to be adhered to at the time of investment, and are not applicable to a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISER

      The Investment Adviser for the Fund is ING Investments, LLC ("Investment Adviser" or "ING Investments"), which is registered with the SEC as an investment adviser and serves as an investment adviser to registered investment companies (or series thereof), as well as structured finance vehicles. ING Investments, subject to the authority of the Trustees, has the overall responsibility for the management of the Fund's portfolio subject to delegation of certain responsibilities to ING Investment Management Co. ("ING IM" or "Sub-Adviser"), (formerly, Aeltus Investment Management, Inc.). ING Investments and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. (NYSE: ING) and are affiliates of each other. ING Groep N.V. is a global financial institution active in the fields of insurance, banking and asset management in more than 65 countries, with more than 100,000 employees. ING Groep N.V. seeks to provide a full range of integrated financial services to private, corporate and institutional clients through a variety of distribution channels. The principal executive offices are located at Strawinskylaan 2631, 1077 ZZ Amsterdam, P.O. Box 810, 1000 AV Amsterdam, the Netherlands.

      On March 1, 2002, the name of the Investment Adviser changed to "ING Pilgrim Investments, LLC" to "ING Investments, LLC." On February 26, 2001, the name of the Investment Adviser changed from "ING Pilgrim Investments, Inc." to "ING Pilgrim Investments, LLC."

      ING Investments serves as Investment Adviser pursuant to an Investment Management Agreement between ING Investments and the Fund ("Investment Management Agreement").

Pursuant to a sub-advisory agreement ("Sub-Advisory Agreement") between ING Investments and ING IM, ING IM acts as Sub-Adviser to the Fund. ING Investments, as investment adviser, oversees the investment management of the Sub-Adviser for the Fund. The Investment Management Agreement requires the Investment Adviser to provide, subject to the supervision of the Board of Trustees (the "Board"), investment advice and investment services to the Fund and to furnish advice and recommendations with respect to investment of the Fund's assets and the purchase or sale of its portfolio securities. The Investment Adviser also provides investment research and analysis. The Investment Management Agreement provides that the Investment Adviser is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Investment Management Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Investment Management Agreement.

      On August 1, 2003, ING IM became the Sub-Adviser to the Fund. Prior to August 1, 2003, the Fund was directly managed by the Investment Adviser. ING Investments undertook an internal reorganization that, among other things, integrated its portfolio management professionals across the U.S. under a common management structure known as ING Investment Management Americas. This common management structure includes ING IM. One of the primary purposes of the integration plan was to promote consistently high levels of performance in terms of investment standards, research, policies and procedures in the portfolio management functions of the Fund. As a result of this integration plan, the operational and supervisory functions of the Fund's Investment Management Agreement was separated from the portfolio management functions related to the Fund, with the former continuing to be provided by the Investment Adviser and the latter provided by ING IM. The portfolio management personnel for this Fund did not change as a result of this internal reorganization.

      After an initial two (2) year term, the Investment Management Agreement and Sub-Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.

      In considering whether to approve the Investment Management Agreement and Sub-Advisory Agreement, the Board considered a number of factors they believed, in light of the legal advice furnished to them by their independent legal counsel, and their own business judgment, to be relevant.

      In connection with their deliberations, on August 31, 2004, relating to the Fund's current Investment Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered information that had been provided by ING Investments and the Sub-Adviser to the Fund that engages the Fund throughout the year at regular Board meetings, as well as information furnished for a Board meeting held annually to specifically consider such renewals. This information included the following items: (1) FACT sheets for the Fund that provide information about the performance and expenses of the Fund and its respective peer group, as well as information about the Fund's investment portfolio, objective and strategies; (2) 15(c) Methodology Guide that describes how the FACT sheets were prepared, including how benchmarks and peer groups were selected and how profitability was determined; (3) responses to questions provided by legal counsel to the Trustees who are not "interested persons" of the Fund, as defined in the 1940 Act ("Independent Trustees"); (4) copies of the form of investment management and sub-advisory agreement; (5) copies of the Form ADV for the investment manager and sub-adviser to the Fund; (6) financial statements for ING Investments and ING IM; and (7) other information relevant to their evaluations.

      The Board was also provided with narrative summaries addressing key factors the Board customarily considers in evaluating the renewal of investment management and sub-advisory agreements, including an analysis for the Fund of how performance and fees compare to its larger comparable universe of funds ("Selected Peer Group") and designated benchmarks.

      The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, in relation to renewing the Fund's current Investment Management Agreement and Sub-Advisory Agreement.

      In its renewal deliberations for the Fund, the Board considered that (1) the management fee for the Fund is above the median, the average and within one standard deviation of the average of its Selected Peer Groups, (2) the expense ratio for the Fund is above the median and the average expense ratio, but within one standard deviation of its Selected Peer Group average, (3) the Fund underperformed its style specific benchmark index for the one-, and two-year periods and has consistently underperformed the Selected Peer Group median, but outperformed the style specific benchmark for the three-, and five-year periods,
(4) the Investment Adviser has taken action to address Board concerns with regard to Fund performance, and (5) to address Board concerns, the Sub-Adviser has performed analysis of the Fund and is taking measures to improve performance.

      In response to input from the Board, the Investment Adviser has agreed to lower the expense limit for the Fund, thereby reducing the Fund's total expenses. After deliberations based on the above-listed factors, the Board renewed the Investment Management Agreement and Sub-Advisory Agreement for the Fund because, among other conclusions, (1) the management fee of the Fund is competitive with that of its Selected Peer Group, (2) the expense limit is competitive with the average expense ratio of its Selected Peer Group, and (3) the Investment Adviser will continue to work with the Sub-Adviser to improve Fund performance.

      The Investment Management Agreement is terminable without penalty upon not less than sixty (60) days' notice by the Board or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon not less than sixty (60) days' notice by the Investment Adviser. The Investment Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

      The Investment Adviser bears the expense of providing its services. For its services, the Fund pays the Investment Adviser a monthly fee in arrears equal to a percentage of the Fund's average daily net assets during the month. The annual investment management fee for the Fund is 1.00% of the average daily net assets of the Fund.

                          EXPENSE LIMITATION AGREEMENT

      The Investment Adviser has entered into an expense limitation agreement with the Fund, pursuant to which the Investment Adviser has agreed to waive or limit its fees. In connection with this agreement, the Investment Adviser will assume other expenses so that the total annual ordinary operating expenses of the Fund (which excludes interest, taxes, brokerage commissions, other investment related costs, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of the Fund's business, and expenses of any counsel or other persons or services retained by the Fund's Trustees who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser) do not exceed 2.50% of the Fund's average daily net assets. Pursuant to a side agreement dated January 1, 2005, ING Investments has lowered the contractual expense limit for the Fund to 1.18% through at least December 31, 2005. There is no guarantee that this side agreement will continue after that date. This side agreement will only renew if ING Investments elects to renew it. If, after December 31, 2005, ING Investments elects not to renew the side agreement, the expense limit will revert to the limitation in the current expense limitation agreement of 2.50%. Any fees waived pursuant to the side agreement shall not be eligible for recoupment.

      The Fund will at a later date reimburse the Investment Adviser for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed 2.50% of the Fund's average daily net assets. The Investment Adviser will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreement.

      The expense limitation agreement provides that the expense limitation shall continue until May 1, 2006. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless the Investment Adviser provides written notice of termination of the agreement to a lead Independent Trustee of the Fund within ninety (90) days' prior to the end of the then-current term or upon termination of the Investment Management Agreement. The expense limitation agreement may also be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to the Investment Adviser at its principal place of business.

      Advisory Fees paid by the Fund and expense reimbursements paid to the Fund for the fiscal years ended December 31, 2004, 2003 and 2002 are as follows:

Year ended 12/31           Advisory Fees              Expense Reimbursements
----------------           -------------              ----------------------
2004                         $ 268,712                         $ 0
2003                         $ 208,414                         $ 0
2002                         $ 231,067                         $ 0

      Subject to the expense reimbursement provisions described above, other expenses incurred in the operation of the Fund are borne by the Fund, including, without limitation, investment management fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating the Fund's net asset value; taxes, if any, and the preparation of the Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the Fund under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Trustees of the Board who are not employees of the Investment Adviser or the Sub-Adviser, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

                             SUB-ADVISORY AGREEMENT

      The Investment Management Agreement for the Fund provides that the Investment Adviser, with the approval of the Fund's Board, may select and employ investment advisers to serve as a Sub-Adviser for the Fund ("Sub-Adviser"), and shall monitor the Sub-Adviser's investment programs and results, and coordinate the investment activities of the Sub-Adviser to ensure compliance with regulatory restrictions. The Investment Adviser pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including all fees payable to the Sub-Adviser, executive salaries and expenses of the Trustees and officers of the Fund who are employees of the Investment Adviser or its affiliates. The Sub-Adviser pays all of its expenses arising from the performance of its obligations under the sub-advisory agreement (the Sub-Advisory Agreement).

      Pursuant to a Sub-Advisory Agreement between ING Investments and ING IM effective August 1, 2003, ING IM serves as Sub-Adviser to the Fund. In this capacity, ING IM, subject to the supervision and control of the Investment Adviser and the Trustees of the Fund, on behalf of the Fund, manages the Fund's portfolio investments, consistent with its investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Investment Adviser. Located at 230 Park Avenue, New York, NY 10169, ING IM operates under the collective management of ING Investment Management.

      The Sub-Advisory Agreement may be terminated by: (i) the Investment Adviser upon sixty (60) days' written notice to ING IM and the Fund; (ii) at any time, without payment of a penalty by the Fund, by the Fund's Board or a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of the Fund upon sixty (60) days' written notice to the Investment Adviser and ING IM; or (iii) by ING IM upon three (3) months' written notice unless the Fund or the Investment Adviser requests additional time to find a replacement for ING IM, in which case, ING IM shall allow additional time, not to exceed three (3) additional months beyond the initial three (3) month period; provided, however, that ING IM can terminate the contract at any time, if ING IM or the Investment Adviser ceases to be registered as an investment adviser or otherwise is legally incapable of providing services under the contract. The Sub-Advisory Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act). As compensation to the Sub-Adviser for its services to the Fund, the

Investment Adviser pays the Sub-Adviser a monthly fee in arrears equal to an annual rate of 0.450% of the Fund's average daily net assets managed during the month.

      The Sub-Advisory Agreement provides that ING IM is not subject to liability for any damages, expenses, or losses to the Fund connected with or arising out of any investment advisory services rendered under the agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of reckless disregard of obligations and duties under the Sub-Advisory Agreement.

      During the period August 1, 2003 through December 31, 2003 and for the fiscal year end December 31, 2004, the Investment Adviser paid ING IM $40,521 and $120,921, respectively in sub-advisory fees.

                               PORTFOLIO MANAGERS

OTHER MANAGED ACCOUNTS

                REGISTERED INVESTMENT       OTHER POOLED
                COMPANIES                   INVESTMENT VEHICLES              OTHER ACCTS
                -------------------------   ------------------------   ------------------------
PORTFOLIO       NUMBER OF                   NUMBER OF                  NUMBER OF
MANAGER         ACCOUNTS    TOTAL ASSETS    ACCOUNTS    TOTAL ASSETS   ACCOUNTS*   TOTAL ASSETS
-------------   ---------   -------------   ---------   ------------   ---------   ------------
James A. Vail       9       $ 580,306,843       0           N/A           45       $ 64,977,478
Anthony             0             N/A           0           N/A            0            N/A
Socci

*There were no accounts for which advisory fee is based on performance.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

      Compensation consists of (a) base salary; (b) bonus which is based on ING IM's performance, 3 and 5 year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for; and (c) long-term equity awards tied to the performance of our parent company, ING Groep.

      Portfolio managers are also eligible to participate in an annual cash incentive plan. The overall design of the ING IM annual incentive plan was developed to closely tie pay to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. ING IM has defined indices and, where applicable, peer groups including but not limited to Russell, Morningstar, Lipper and Lehman and set performance goals to appropriately reflect requirements for each investment team. The measures for each team are outlined on a "scorecard" that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over one and three-year periods and year-to-date net cash flow (changes in the accounts' net assets not attributable to changes in the value of the accounts' investments) for all accounts managed by the team. The results for overall ING IM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.

      Investment professionals' performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

      Based on job function, internal comparators and external market data, portfolio managers participate in the ING Long-Term Incentive Plan. Plan awards are based on the current year's performance as defined by the ING IM component of the annual incentive plan. The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

      Portfolio managers whose base salary compensation exceeds a particular threshold may participate in ING's deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.


POTENTIAL CONFLICTS OF INTEREST

     A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager's various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager's accounts.

     A potential conflict of interest may arise as a result of the portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

     A portfolio manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

     A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees - the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

     As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

      The following table shows the dollar range of shares of the Fund owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

                           DOLLAR RANGE OF FUND
PORTFOLIO MANAGER   FUND   SHARES OWNED
-----------------   ----   --------------------
James A. Vail       N/A         None
Anthony Socci       N/A         None

                  DISCLOSURE OF THE FUND'S PORTFOLIO SECURITIES

      The Fund is required to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Fund's annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

In addition, the Fund posts its portfolio holdings schedule on ING's website on a calendar-quarter basis and it is available on the first day of the second month of the next quarter. The portfolio holdings schedule is as of the preceding quarter-end (e.g., the Fund will post the quarter-ending June 30 holdings on August 1).

The Fund also compiles a list composed of its ten largest holdings ("Top Ten"). This information is produced monthly, and is made available on ING's website, on the tenth day of each month. The Top Ten holdings information is as of the last day of the previous month.

Investors (both individual and institutional), financial intermediaries that distribute the Fund's shares and most third parties may receive the Fund's annual or semi-annual reports, or view on ING's website, the Fund's portfolio holdings schedule. The Top Ten list also is provided in quarterly Fund descriptions that are included in the offering materials of variable life insurance products and variable annuity contracts.

Other than in regulatory filings or on ING's website, the Fund may provide its portfolio holdings to certain unaffiliated third-parties and affiliates when the Fund has a legitimate business purpose for doing so. Specifically, the Fund's disclosure of its portfolio holdings may include disclosure:

      - To the Fund's independent registered public accounting firm, named herein, for use in providing audit opinions;

      - To financial printers for the purpose of preparing Fund regulatory filings;

      -     For the purpose of due diligence regarding a merger or acquisition;

      - To a new investment adviser or sub-adviser prior to the commencement of its management of the Fund;

      - To rating and ranking agencies such as Bloomberg, Morningstar, Lipper and Standard & Poor's, such agencies may receive more raw data from the Fund than is posted on the Fund's website;

      - To consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in the Fund;

      - To service providers, such as proxy voting and class action services providers, on a daily basis, in connection with their providing services benefiting the Fund; or

      - To a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders.

In all instances of such disclosure the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.

The Fund's Board has adopted policies and procedures ("Policies") designed to ensure that disclosure of information regarding the Fund's portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of the Fund's shareholders, on the one hand, and those of the Fund's Investment Adviser, Sub-adviser, principal underwriter or any affiliated person of the Fund, its investment adviser, or its principal underwriter, on the other. Such Policies authorize the Fund's administrator to implement the Board's policies and direct the administrator to document the expected benefit to shareholders. Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of the Fund's shareholders. Similarly, the administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the Investment Adviser, Sub-Adviser, principal underwriter and their affiliates. The Board has authorized the senior officers of the Fund's administrator to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. The Fund's administrator reports quarterly to the Board regarding the implementation of the Policies.

The Fund has the following ongoing arrangements with certain third parties to provide the Fund's portfolio holdings:

                                                       TIME LAG BETWEEN
                                                            DATE OF
                                                        INFORMATION AND
                                                       DATE INFORMATION
         PARTY                PURPOSE      FREQUENCY       RELEASED
-------------------------  --------------  ---------   ----------------
Institutional              Proxy Voting      Daily           None
Shareholder                & Class Action
Services, Inc.             Services
Charles River              Compliance        Daily           None
Development

All of the arrangements in the table above are subject to the Policies adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Fund and its shareholders. The Fund's Board must approve any material change to the Policies. The Policies may not be waived, or exceptions made, without the consent of ING's Legal Department. All waivers and exceptions involving the Fund will be disclosed to the Fund's Board no later than its next regularly scheduled quarterly meeting. No compensation or other consideration may be received by the Fund, the Investment Adviser, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.

                             PROXY VOTING PROCEDURES

      The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Fund's portfolio securities. The procedures and guidelines delegate to the Investment Adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to the Investment Adviser, the Board has also approved the Investment Adviser's proxy voting procedures, which require the Investment Adviser to vote proxies in accordance with the Fund's proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. In addition, the Board established the Valuation and Proxy Voting Committee to oversee the implementation of the Fund's proxy voting procedures. A copy of the proxy voting procedures and guidelines of the Fund, including procedures of the Investment Adviser, is attached hereto as Appendix A. No later than August 31st of each year, information regarding how the Fund voted proxies relating to portfolio securities for the one-year period ended June 30th is available through the ING Funds' website (www.ingfunds.com) or by accessing the SEC's EDGAR database (www.sec.gov).


                                   DISTRIBUTOR

      Shares of the Fund are distributed by ING Funds Distributor, LLC (the "Distributor") pursuant to a Distribution Agreement between the Fund and the Distributor. The address of the Distributor is 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258. The Distribution Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Fund. The Fund and the Distributor have agreed to indemnify each other against certain liabilities. The Distribution Agreement will remain in effect for two
(2) years and from year to year thereafter only if its continuance is approved annually by a majority of the Board who are not parties to such agreement or interested persons (as defined in the 1940 Act) of any such party and must be approved either by votes of a majority of the Board or a majority of the outstanding voting securities of the Fund. See the Prospectus for information on how to purchase and sell shares of the Fund. The Distributor, like the Investment Adviser, is a wholly-owned indirect subsidiary of ING Groep N.V.

                                  ADMINISTRATOR

      ING Funds Services, LLC ("ING Funds Services" or "Administrator") serves as Administrator for the Fund, pursuant to an Administrative Services Agreement. Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services necessary to conduct properly the Fund's business, except for those services performed by the Investment Adviser under the Investment Management Agreement, the Sub-Adviser under the Sub-Advisory Agreement, the Custodian for the Fund under the Custodian Agreement, the Transfer Agent for the Fund under the Transfer Agency Agreement, and such other service providers as may be retained by the Fund from time to time. The Administrator acts as liaison among these service providers to the Fund. The Administrator is also responsible for ensuring that the Fund operates in compliance with applicable legal requirements and for monitoring the Investment Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Fund. The Administrator is an affiliate of the Investment Adviser. The address of the Administrator is 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258. For its services under the Administrative Services Agreement, ING Funds Services receives an annual fee equal to 0.10% of the Fund's average daily net assets, computed daily and payable monthly.

      Administration fees paid by the Fund are as follows:

Year ended 12/31            Administration Fees
----------------            -------------------
2004                            $ 26,871
2003                            $ 20,841
2002                            $ 23,107

FORMER ADVISER AND SUB-ADVISER OF THE FUND

      Prior to July 26, 2000, LMC, P.O. Box 1515, Saddle Brook, New Jersey 07663 was the investment adviser to the Fund pursuant to an investment management agreement dated August 21, 1991 (the "Advisory Agreement"). The agreement was approved by the Fund's Board (including a majority of the Trustees who were not parties to the Advisory Agreement or "interested persons" of any such party) on November 29, 1999 and was last approved by the Board on November 29, 1999. LMC made recommendations to the Fund with respect to its investments and investment policies.

      For its investment management services to the Fund, under the Advisory Agreement, LMC received a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. LMC had agreed to reduce its management fee if necessary to keep total operating expenses at or below 2.50% of the Fund's average daily net assets. Total annual operating expenses may have been subject to state blue sky regulations. LMC could have terminated this voluntary reduction at any time.

      Under the terms of the Advisory Agreement, LMC also paid the Fund's expenses for office rent, utilities, telephone, furniture and supplies utilized for the Fund's principal office and the salaries and payroll expense of officers and Trustees of the Fund who are employees of LMC or its affiliates in carrying out its duties under the investment management agreement. The Fund paid all its other expenses, including custodian and transfer agent fees, legal and registration fees, audit fees, printing of prospectuses, shareholder reports and communications required for regulatory purposes or for distribution to existing shareholders, computation of net asset value, mailing of shareholder reports and communications, portfolio brokerage, taxes and independent Trustees' fees.

      LMC had entered into a sub-advisory management contract with Market Systems Research Advisors, Inc. ("MSR"), 80 Maiden Lane, New York, New York 10038, a registered investment adviser, under which MSR provided the Fund with certain investment management and administrative services. MSR served as investment adviser to private and institutional accounts. From March 1, 2001 to August 31, 2003, ING Investment directly managed the Fund.

      Sub-advisory fees paid to the former sub-adviser are as follows:

Year ended 12/31           Sub-Advisory Fees
----------------           -----------------
2001*                         $  26,277

* As of February 28, 2001.

                        TRUSTEES AND OFFICERS OF THE FUND

BOARD OF TRUSTEES

      The Fund is managed by its Board. The Trustees of the Fund are listed below. The mailing address of the Trustees is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. The Board governs the Fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund's performance.

      The Fund's Trustees and executive officers, their ages, their principal occupations and former affiliations are set forth below:

                             MANAGEMENT OF THE FUND

TRUSTEES

Set forth in the table below is information about each Trustee of the Fund.

                                                                                                 NUMBER OF
                                                                                               FUNDS IN FUND
                               POSITION(S)                                                        COMPLEX
                                HELD WITH  TERM OF OFFICE AND LENGTH PRINCIPAL OCCUPATION(S) -  OVERSEEN BY  OTHER DIRECTORSHIPS
    NAME, ADDRESS AND AGE         TRUST        OF TIME SERVED(1)      DURING THE PAST 5 YEARS    TRUSTEE(2)    HELD BY TRUSTEE
------------------------------ ----------- ------------------------- ------------------------- ------------- -------------------
INDEPENDENT TRUSTEES

JOHN V. BOYER (3)              Trustee      January 2005 - Present   Executive Director, The        153      None
7337 East Doubletree Ranch Rd.                                       Mark Twain House & Museum
Scottsdale, Arizona 85258                                            (4) (September 1989 -
Age:  51                                                             Present).

J. MICHAEL EARLEY              Trustee      February 2002 - Present  President and Chief            153      None
7337 East Doubletree Ranch Rd.                                       Executive Officer,
Scottsdale, Arizona 85258                                            Bankers Trust  Company,
Age:  59                                                             N.A. (June 1992 -
                                                                     Present).

R. BARBARA GITENSTEIN          Trustee      February 2002 - Present  President, College of New      153      New Jersey Resources
7337 East Doubletree Ranch Rd.                                       Jersey (January 1999 -                  (September 2003 -
Scottsdale, Arizona 85258                                            Present).                               present)
Age:  57

PATRICK W. KENNY(3)            Trustee      January 2005 - Present   President and Chief            153      Assured Guaranty Ltd.
7337 East Doubletree Ranch Rd.                                       Executive Officer                       (November 2003 -
Scottsdale, Arizona 85258                                            International Insurance                 Present).
Age:  62                                                             Society (June 2001 -
                                                                     Present).

WALTER H. MAY                  Trustee      July 2000 - Present      Retired.                       153      BestPrep (September
7337 East Doubletree Ranch Rd.                                                                               1991 - Present).
Scottsdale, Arizona 85258
Age:  67

                                                                                                 NUMBER OF
                                                                                               FUNDS IN FUND
                               POSITION(S)                                                        COMPLEX
                                HELD WITH  TERM OF OFFICE AND LENGTH PRINCIPAL OCCUPATION(S) -  OVERSEEN BY  OTHER DIRECTORSHIPS
    NAME, ADDRESS AND AGE         TRUST        OF TIME SERVED(1)      DURING THE PAST 5 YEARS    TRUSTEE(2)   HELD BY TRUSTEE
------------------------------ ----------- ------------------------- ------------------------- ------------- -------------------
JOCK PATTON                    Chairman and July 2000 - Present      Private Investor (June        153       JDA Software Group,
7337 East Doubletree Ranch Rd. Trustee                               1997 - Present).                        Inc. (January 1999 -
Scottsdale, Arizona 85258                                            Formerly, Director and                  Present); Swift
Age:  58                                                             Chief Executive Officer,                Transportation Co.
                                                                     Rainbow Multimedia Group,               (March 2004 - Present).
                                                                     Inc. (January 1999 -
                                                                     December 2001).

DAVID W.C. PUTNAM              Trustee     July 2000 - Present       President and Director,       153       Progressive Capital
7337 East Doubletree Ranch Rd.                                       F.L. Putnam Securities                  Accumulation Trust
Scottsdale, Arizona 85258                                            Company, Inc. (June 1978-               (August 1998 -
Age:  65                                                             Present).                               Present); Principled
                                                                                                             Equity Market Fund
                                                                                                             (November 1996 -
                                                                                                             Present); Mercy
                                                                                                             Endowment Foundation
                                                                                                             (September 1995 -
                                                                                                             Present); Asian
                                                                                                             American Bank and Trust
                                                                                                             Company (June 1992 -
                                                                                                             Present); and Notre
                                                                                                             Dame Health Care Center
                                                                                                             (July 1991 - Present).

ROGER B. VINCENT               Trustee     February 2002 - Present   President, Springwell         153       Director, AmeriGas
7337 East Doubletree Ranch Rd.                                       Corporation (March 1989                 Propane, Inc.
Scottsdale, Arizona 85258                                            - Present).                             (January 1998 -
Age:  59                                                                                                     Present).

RICHARD A. WEDEMEYER           Trustee     February 2001 - Present   Retired. Formerly, Vice       153       None
7337 East Doubletree Ranch Rd.                                       President - Finance and
Scottsdale, Arizona 85258                                            Administration, Channel
Age:  69                                                             Corporation (June 1996 -
                                                                     April 2002). Trustee,
                                                                     First Choice Funds
                                                                     (February 1997 - April
                                                                     2001).

TRUSTEES WHO ARE "INTERESTED PERSONS"

THOMAS J. MCINERNEY(5)         Trustee     February 2001 - Present   Chief Executive Officer,      200       Trustee, Equitable Life
7337 East Doubletree Ranch Rd.                                       ING U.S. Financial                      Insurance Co., Golden
Scottsdale, Arizona 85258                                            Services (September 2001                American Life Insurance
Age:  48                                                             - Present); Member, ING                 Co., Life Insurance
                                                                     Americas Executive                      Company of Georgia,
                                                                     Committee (2001 -                       Midwestern United Life
                                                                     Present); President,                    Insurance Co.,
                                                                     Chief Executive Officer                 ReliaStar Life
                                                                     and Director of Northern                Insurance Co., Security
                                                                     Life Insurance Company                  Life of Denver,
                                                                     (March 2001 - October                   Security Connecticut
                                                                     2002), ING IM Holding                   Life Insurance Co.,
                                                                     Company, Inc. (2000 -                   Southland Life
                                                                     Present), ING Aeltus                    Insurance Co., USG
                                                                     Holding Company,                        Annuity and

                                                                                                 NUMBER OF
                                                                                               FUNDS IN FUND
                               POSITION(S)                                                        COMPLEX
                                HELD WITH  TERM OF OFFICE AND LENGTH PRINCIPAL OCCUPATION(S) -  OVERSEEN BY  OTHER DIRECTORSHIPS
    NAME, ADDRESS AND AGE         TRUST        OF TIME SERVED(1)      DURING THE PAST 5 YEARS    TRUSTEE(2)    HELD BY TRUSTEE
------------------------------ ----------- ------------------------- ------------------------- ------------- -------------------
                                                                     Inc. (2000 - Present);                  Life Company, and
                                                                     ING Retail Holding                      United Life and Annuity
                                                                     Company (1998 - Present),               Insurance Co. Inc;
                                                                     and ING Retirement                      Director, Ameribest
                                                                     Holdings, Inc. (1997 -                  Life Insurance Co.;
                                                                     Present). Formerly,                     Director, First
                                                                     President, ING Life                     Columbine Life
                                                                     Insurance & Annuity                     Insurance Co.; and
                                                                     Company (September 1997 -               Metro Atlanta Chamber
                                                                     November 2002), General                 of Commerce (September
                                                                     Manager and Chief                       2003 - Present).
                                                                     Executive Officer, ING
                                                                     Worksite Division
                                                                     (December 2000 - October
                                                                     2001).

JOHN G. TURNER(5)               Trustee    October 1999 - Present    Retired. Formerly, Vice       153       Director, Hormel Foods
7337 East Doubletree Ranch Rd.                                       Chairman of ING Americas                Corporation (March 2000
Scottsdale, Arizona 85258                                            (September 2000 - January               - Present); Director,
Age:  65                                                             2002); Chairman and Chief               ShopKo Stores, Inc.
                                                                     Executive Officer of                    (August 1999 -
                                                                     ReliaStar Financial Corp.               Present); and Conseco,
                                                                     and ReliaStar Life                      Inc. (September 2003 -
                                                                     Insurance Company (July                 Present).
                                                                     1993 - September 2000);
                                                                     Director of ReliaStar
                                                                     Life Insurance Company of
                                                                     New York (April 1975 -
                                                                     December 2000); Director
                                                                     of Northern Life
                                                                     Insurance Company (March
                                                                     1995 - April 2000);
                                                                     Chairman and Trustee of
                                                                     the Northstar affiliated
                                                                     investment companies (May
                                                                     1993 - December 2001).

(1) Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy which states that each duly elected or appointed Trustee who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended ("Independent Trustees"), shall retire from service as a Trustee at the first regularly scheduled quarterly meeting of the Board that is held after the Trustee reaches the age of 70. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2) For the purposes of this table, "Fund Complex" means the following investment companies: ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Senior Income Fund; ING Variable Insurance Trust; ING Variable Products Trust; ING VP Emerging Markets Fund, Inc.; ING VP Natural Resources Trust; USLICO Series Fund; and ING Partners, Inc.;

(3) Commenced service as a Trustee on January 1, 2005. Prior to January 1, 2005, Messrs. Boyer and Kenny were members of the board of directors of ING Partners, Inc. On January 1, 2005, the ING Partners, Inc. board of directors was unified with the board of the other funds in the ING Complex of Funds.

(4) Shaun Mathews, Senior Vice President of ING Life Insurance and Annuity Company, has held a seat on the board of directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(5) Messrs. McInerney and Turner are deemed to be "interested persons," as defined by the Investment Company Act of 1940, because of their affiliation with ING Groep, N.V., the parent corporation of the Investment Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(6)   Mr. McInerney is also a director of the following investment companies:
      ING VP Balanced Portfolio, Inc.; ING Strategic Allocation Portfolio, Inc.; ING GET Fund; ING VP Intermediate Bond Portfolio; ING VP Money Market Portfolio; ING Variable Funds; ING Variable Portfolios, Inc.; and ING Series Fund, Inc.; therefore, for the purposes of the table with reference to Mr. McInerney, "Fund Complex" includes these investment companies.

OFFICERS

Information about the Fund's officers are set forth in the table below:

                                                             TERM OF OFFICE AND LENGTH OF PRINCIPAL OCCUPATION(S) DURING
NAME, ADDRESS AND AGE          POSITIONS HELD WITH THE TRUST       TIME SERVED (1)             THE LAST FIVE YEARS
------------------------------ ----------------------------- ---------------------------- ----------------------------------------
JAMES M. HENNESSY              President and Chief Executive February 2001 - Present      President and Chief Executive Officer,
7337 East Doubletree Ranch Rd. Officer                                                    ING Investments, LLC(2) (December 2000 -
Scottsdale, Arizona 85258      Chief Operating Officer                                    Present). Formerly, Senior Executive
Age:  56                                                     July 2000 - Present          Vice President and Chief Operating
                                                                                          Officer, ING Investments, LLC(2) (April
                                                                                          1995 - December 2000); and Executive
                                                                                          Vice President, ING Investments, LLC(2)
                                                                                          (May 1998 - June 2000).

MICHAEL J. ROLAND              Executive Vice President      February 2002 - Present      Executive Vice President (December 2001
7337 East Doubletree Ranch Rd.                                                            - Present) and Chief Compliance Officer
Scottsdale, Arizona 85258                                                                 (October 2004 - Present), ING
Age:  46                                                                                  investments, LLC(2). Formerly, Chief
                                                                                          Financial Officer and Treasurer (December
                                                                                          2001 - Present) and Chief Compliance
                                                                                          Officer (October 2004 - Present), ING
                                                                                          Investments, LLC(2) . Formerly, Senior
                                                                                          Vice President, ING Investments, LLC(2)
                                                                                          (June 1998 - December 2001).

STANLEY D. VYNER               Executive Vice President      July 2000 - Present          Executive Vice President, ING
7337 East Doubletree Ranch Rd.                                                            Investments, LLC(2) (July 2000 -
Scottsdale, Arizona 85258                                                                 Present) and Chief Investment Risk
Age:  54                                                                                  Officer (January 2003 - Present).
                                                                                          Formerly, Chief Investment Officer of
                                                                                          the International Portfolios, ING
                                                                                          Investments, LLC(2) (August 2000 -
                                                                                          January 2003); and Chief Executive
                                                                                          Officer, ING Investments, LLC(2) (August
                                                                                          1996 - August 2000).

JOSEPH M. O'DONNELL            Chief Compliance Officer      November 2004 - Present      Chief Compliance Officer of the ING
7337 East Doubletree Ranch Rd.                                                            Funds (November 2004 - Present).
Scottsdale, Arizona 85258                                                                 Formerly, Vice President, Chief Legal
Age:  50                                                                                  Counsel, Chief Compliance Officer and
                                                                                          Secretary of Atlas Securities, Inc.,
                                                                                          Atlas Advisers, Inc. and Atlas Funds
                                                                                          (October 2001 - October 2004); and Chief
                                                                                          Operating Officer and General Counsel of
                                                                                          Matthews International Capital
                                                                                          Management LLC and Vice President and
                                                                                          Secretary of Matthews International
                                                                                          Funds (August 1999 - May 2001).

TODD MODIC                     Senior Vice President, Chief/  March 2005 - Present        Senior Vice President, ING Funds
7337 East Doubletree Ranch Rd. Principal Financial Officer                                Services(3) (April 2005 - Present).
Scottsdale, Arizona 85258      & Assistant Secretary                                      Formerly, Vice President, ING Funds
Age:  37                                                                                  Services, LLC(3) (September 2002 - March
                                                                                          2005); Director of Financial Reporting,
                                                                                          ING Investments, LLC(2) (March 2001 -
                                                                                          September 2002); and Director of
                                                                                          Financial Reporting, Axient
                                                                                          Communications, Inc. (May 2000 - January
                                                                                          2001).

ROBERT S. NAKA                 Senior Vice President and      July 2000 - Present         Senior Vice President and Assistant
7337 East Doubletree Ranch Rd. Assistant Secretary                                        Secretary, ING Funds Services, LLC(3)
Scottsdale, Arizona 85258                                                                 (October 2001 - Present). Formerly,
Age:  41                                                                                  Senior Vice President, ING Funds
                                                                                          Services, LLC(3) (August 1999 - October
                                                                                          2001).

                                                             TERM OF OFFICE AND LENGTH OF PRINCIPAL OCCUPATION(S) DURING
NAME, ADDRESS AND AGE          POSITIONS HELD WITH THE TRUST       TIME SERVED (1)             THE LAST FIVE YEARS
------------------------------ ----------------------------- ---------------------------- ----------------------------------------
KIMBERLY A. ANDERSON           Senior Vice President         November 2003 - Present      Senior Vice President, ING Investments,
7337 East Doubletree Ranch Rd.                                                            LLC(2) (October 2003 - Present).
Scottsdale, Arizona 85258                                                                 Formerly, Vice President and Assistant
Age:  40                                                                                  Secretary, ING Investments, LLC(2)
                                                                                          (October 2001 - October 2003); and
                                                                                          Assistant Vice President, ING Funds
                                                                                          Services, LLC(3) (November 1999 -
                                                                                          January 2001).

ROBYN L. ICHILOV               Vice President and            July 2000 - Present          Vice President, ING Funds Services,
7337 East Doubletree Ranch Rd. Treasurer                                                  LLC(3) (October 2001 - Present) and ING
Scottsdale, Arizona 85258                                                                 Investments, LLC(2) (August 1997 -
Age: 37                                                                                   Present).

MARIA M. ANDERSON              Vice President                September 2004 - Present     Vice President, ING Funds Services,
7337 East Doubletree Ranch Rd.                                                            LLC(3) (September 2004 - Present).
Scottsdale, Arizona 85258                                                                 Formerly, Assistant Vice President, ING
Age:  46                                                                                  Funds Services, LLC(3) (October 2001 -
                                                                                          September 2004); and Manager of Fund
                                                                                          Accounting and Fund Compliance, ING
                                                                                          Investments, LLC(2) (September 1999 -
                                                                                          October 2001).

LAUREN D. BENSINGER            Vice President                February 2003 - Present      Vice President and Chief Compliance
7337 East Doubletree Ranch Rd.                                                            Officer, ING Funds Distributor, LLC(4)
Scottsdale, Arizona 85258                                                                 (July 1995 - Present); and Vice
Age:  51                                                                                  President, ING Investments, LLC(2)
                                                                                          (February 1996 - Present). Formerly,
                                                                                          Chief Compliance Officer, ING
                                                                                          Investments, LLC(2) (October 2001 -
                                                                                          October 2004).

MARY GASTON                    Vice President                March 2005 - Present         Vice President, ING Funds Services, LLC(3)
7337 East Doubletree Ranch Rd.                                                            (April 2005 - Present). Formerly,
Scottsdale, Arizona 85258                                                                 Assistant Vice President, Financial
Age:  39                                                                                  Reporting, ING Investments, LLC(2) (April
                                                                                          2004 - April 2005); Manager, Financial
                                                                                          Reporting, ING Investments, LLC(2) (August
                                                                                          2002 - April 2004); and Controller, Z
                                                                                          Seven Fund, Inc. and Ziskin Asset
                                                                                          Management, Inc. (January 2000 - March
                                                                                          2002).

SUSAN P. KINENS                Assistant Vice President      February 2003 - Present      Assistant Vice President, ING Funds
7337 East Doubletree Ranch Rd.                                                            Services, LLC(3) (December 2002 -
Scottsdale, Arizona 85258                                                                 Present); and has held various other
Age:  28                                                                                  positions with ING Funds Services,
                                                                                          LLC(3) for more than the last five
                                                                                          years.

KIMBERLY K. PALMER             Assistant Vice President      September 2004 - Present     Assistant Vice President, ING Funds
7337 East Doubletree Ranch Rd.                                                            Services, LLC(3) (August 2004 -
Scottsdale, Arizona 85258                                                                 Present). Formerly, Manager,
Age:  47                                                                                  Registration Statements, ING Funds
                                                                                          Services, LLC(3) (May 2003 - August
                                                                                          2004); Associate Partner, AMVESCAP PLC
                                                                                          (October 2000 - May 2003); and Director
                                                                                          of Federal Filings and Blue Sky Filings,
                                                                                          INVESCO Funds Group, Inc. (March 1994 -
                                                                                          May 2003).

HUEY P. FALGOUT, JR.           Secretary                     August 2003 - Present        Chief Counsel, ING Americas, U.S. Legal
7337 East Doubletree Ranch Rd.                                                            Services (September 2003 - Present).
Scottsdale, Arizona 85258                                                                 Formerly, Counsel, ING Americas, U.S.
Age:  41                                                                                  Legal Services (November 2002 -
                                                                                          September 2003); and Associate General
                                                                                          Counsel of AIG American General (January
                                                                                          1999 - November 2002).

                                                             TERM OF OFFICE AND LENGTH OF PRINCIPAL OCCUPATION(S) DURING
NAME, ADDRESS AND AGE          POSITIONS HELD WITH THE TRUST       TIME SERVED (1)             THE LAST FIVE YEARS
------------------------------ ----------------------------- ---------------------------- ----------------------------------------
THERESA K. KELETY              Assistant Secretary           August 2003 - Present        Counsel, ING Americas, U.S. Legal
7337 East Doubletree Ranch Rd.                                                            Services (April 2003 - Present).
Scottsdale, Arizona 85258                                                                 Formerly, Senior Associate with Shearman
Age: 42                                                                                   & Sterling (February 2000 - April 2003);
                                                                                          and Associate with Sutherland Asbill &
                                                                                          Brennan (1996 - February 2000).

ROBIN R. NESBITT               Assistant Secretary           September 2004 - Present     Supervisor, Board Operations, ING Funds
7337 East Doubletree Ranch Rd.                                                            Services, LLC (3) (August 2003 -
Scottsdale, Arizona 85258                                                                 Present). Formerly, Senior Legal
Age:  31                                                                                  Analyst, ING Funds Services, LLC (3)
                                                                                          (August 2002 - August 2003); Associate,
                                                                                          PricewaterhouseCoopers (January 2001 -
                                                                                          August 2001); and Paralegal, McManis,
                                                                                          Faulkner & Morgan (May 2000 - December
                                                                                          2000).

(1) The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2) ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgirm Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgirm Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4) ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

BOARD

      The Board governs the Fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund's performance.

FREQUENCY OF BOARD MEETINGS

      The Board currently conducts regular meetings seven (7) times a year. The Audit and Valuation and Proxy Voting Committees meet regularly four (4) times per year, the Investment Review Committee meets six (6) times a year, the Contracts Committee meets seven (7) times per year and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. Each below listed committees operates pursuant to a charter approved by the Board.

      Committees

      An Executive Committee of the Board was formed in order to act on behalf of the full Board between meetings when necessary. The Executive Committee currently consists of two (2) Independent Trustees and two (2) Trustees who are "interested persons," as defined in the 1940 Act. The following Trustees serve as members of the Executive Committee: Messrs. Turner, McInerney, May and Patton. Mr. Patton serves as Chairman of the Executive Committee. The Executive Committee held three (3) meetings during the fiscal year ended December 31, 2004.

      The Board has an Audit Committee whose functions include, among others, to meet with the independent registered public accounting firm of the Fund to review the scope of the Fund's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists of four (4) Independent
Trustees: Messrs. Earley, Kenny, Vincent, and Putnam. Mr. Earley serves as Chairman of the Audit Committee. The Audit Committee held five (5) meetings during the fiscal year ended December 31, 2004.

      The Board has a Valuation and Proxy Voting Committee (formerly the Valuation Committee) whose functions include, among others, reviewing the determination of the value of securities held by the Fund for which market value quotations are not readily available and overseeing management's administration of proxy voting. The Valuation and Proxy Voting Committee currently consists of five (5) Independent Trustees: Messrs. May, Boyer, Patton, and Wedemeyer and Dr. Gitenstein. Mr. May serves as Chairman of the Valuation and Proxy Voting Committee. The Valuation and Proxy Voting Committee held four (4) meetings during the fiscal year ended December 31, 2004.

      The Board has established a Nominating and Governance Committee (formerly, the Nominating Committee) for the purpose of, among other things, (1) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustees vacancies on the Board; (2) reviewing workload and capabilities of Independent Board members and recommending changes to size or composition, as necessary; (3) monitoring regulatory developments and recommending modifications to the committee's responsibilities;
(4) considering and recommending the creation of additional committees or changes to Director policies and procedures based on rule changes and "best practices" in corporate governance; (5) reviewing compensation of Independent Board members and making recommendations for any changes; and (6) overseeing the Board's annual self evaluation process.

      In evaluating candidates, the Nominating and Governance Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for trustee should be submitted in writing to the Fund's Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nominations as trustee: such individual's written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

      The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee. To be timely, any such submission must be delivered to the Fund's Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Fund with the SEC

      The Nominating and Governance Committee consists of four (4) Independent
Trustees: Messrs. May, Kenny and Wedemeyer and Dr. Gitenstein. Dr. Gitenstein serves as Chairperson of the Nominating and Governance Committee. The Nominating and Governance Committee held two (2) meeting during the fiscal year ended December 31, 2004.

      The Board has established an Investment Review Committee to, among other things, monitor the investment performance of the Fund and make recommendations to the Board with respect to the Fund. The Investment Review Committee for the domestic equity funds currently consists of four (4) Independent Trustees and one Trustee who is an "interested person," as defined in the 1940 Act: Messrs. Kenny, Putnam, Earley, Turner and Vincent. Mr. Vincent serves as Chairman of the Investment Review Committee for the domestic equity funds. The Investment Review Committee for the domestic equity funds held four (4) meetings during the fiscal year ended May 31, 2004. The Investment Review Committee for the international and fixed income funds currently consists of five (5) Independent Trustees and one Trustee who is an "interested person" as defined in the 1940
Act: Dr. Gitenstein and Messrs. Patton, May, Boyer, McInerney and Wedemeyer. Mr. Wedemeyer serves as Chairman of the Investment Review Committee international and fixed income funds. The Investment Review Committee for the international and fixed income funds held four (4) meetings during the fiscal year ended December 31, 2004.

      The Board has established a Compliance Committee for the purpose of, among other things, coordinating activities between the Board and the Chief Compliance Officer ("CCO") of the Fund. The Compliance Committee facilitates the information flow among Board members and the CCO between Board meetings; works with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; coordinates CCO oversight activities with other ING Fund boards; and makes recommendations regarding the role, performance and oversight of the CCO. The Compliance Committee currently consists of three (3) Independent Trustees: Messrs. Boyer, Earley and Patton. Mr. Boyer serves as Chairman of the Committee. The Compliance Committee held one
(1) meetings during the fiscal year ended December 31, 2004.

      The Board has a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the ING Funds. The responsibilities of the Contracts Committee, among other things, include: (1) identifying the scope and format of information to be provided by services providers in connection with applicable renewals; (2) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Trustees; (3) evaluating regulatory and other developments that might have an impact on applicable review and renewal processes; (4) reporting to the Trustees its recommendations and decisions regarding the foregoing matters; (5) assisting in the preparation of a written record of the factors considered by Trustees relating to the approval and renewal of advisory and sub-advisory agreements; and (6) recommending to the Trustees specific steps to be taken by them regarding the renewal process, including, for example, proposed schedules of meetings by the Trustees. The Contracts Committee is not responsible for making substantive recommendations whether to approve, renew, reject or modify agreements or plans. The Contracts Committee currently consists of five Independent Trustees: Messrs. Boyer, May, Patton, Vincent and Wedemeyer. Mr. Vincent serves as Chairperson of the Committee. The Contracts Committee held two (2) meetings during the fiscal year ended December 31, 2004.

                         TRUSTEE OWNERSHIP OF SECURITIES

SHARE OWNERSHIP POLICY

      In order to further align the interests of the Independent Trustees with shareholders, it is the policy of the Board for the Independent Trustees to own, beneficially, shares of one or more of the ING Family of Funds at all times ("Policy"). For this purpose, beneficial ownership of Fund shares includes ownership of a variable annuity contract or a variable life insurance policy whose proceeds are invested in the Fund.

      Under this Policy, the initial value of investments in the ING Family of Funds that are beneficially owned by a Trustee must equal at least $50,000. Existing Trustees shall have a reasonable amount of time from the date of adoption of this Policy in order to satisfy the foregoing requirements. A new Trustee shall satisfy the foregoing requirements within a reasonable amount of time of becoming a Trustee. A decline in the value of any Fund investments will not cause a Trustee to have to make any additional investments under this Policy.

      Set forth below is the dollar range of equity securities owned by each Trustee as of December 31, 2004.

                                DOLLAR RANGE OF EQUITY    AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                               SECURITIES IN FUND AS OF    ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
NAME OF TRUSTEE                   DECEMBER 31, 2004        BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
----------------------------   ------------------------   ----------------------------------------------
INDEPENDENT TRUSTEES
John V. Boyer (1)                       None                                     None
Paul S. Doherty (2)                     None                                 Over $100,000
J. Michael Earley                       None                               $50,001 - 100,000
R. Barbara Gitenstein                   None                               $50,001 - 100,000
Patrick W. Kenny (1)                    None                                     None
Walter H. May                           None                                 Over $100,000
Jock Patton                             None                               $10,001 - 50,000
David W. C. Putnam                      None                                 Over $100,000
Blaine E. Rieke (2)                     None                               $50,001 - 100,000
Roger B. Vincent                        None                                 Over $100,000
Richard A. Wedemeyer                    None                               $50,001 - 100,000
TRUSTEES WHO ARE "INTERESTED
PERSONS"
Thomas J. McInerney                     None                                 Over $100,000
John G. Turner                          None                                 Over $100,000

(1) Commenced service as Trustee on January 1, 2005. Prior to January 1, 2005, Messrs. Boyer and Kenny were members of the board of directors of ING Partners, Inc. On January 1, 2005, the ING Partners, Inc. board of directors was unified with the board of the other funds in the ING Complex of Funds.

(2)   Retired as Trustee on December 31, 2004.

INDEPENDENT TRUSTEE OWNERSHIP OF SECURITIES

      Set forth in the table below is information regarding each Independent Trustee's (and his immediate family members) share ownership in securities of the Fund's Investment Adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the Investment Adviser or principal underwriter of the Fund (not including registered investment companies) as of December 31, 2004.

                        NAME OF OWNERS
                       AND RELATIONSHIP                            VALUE OF   PERCENTAGE OF
NAME OF TRUSTEE           TO TRUSTEE     COMPANY  TITLE OF CLASS  SECURITIES      CLASS
---------------------  ----------------  -------  --------------  ----------  -------------
JOHN V. BOYER (1)             N/A          N/A         N/A           $ 0           N/A
PAUL S. DOHERTY (2)           N/A          N/A         N/A           $ 0           N/A
J. MICHAEL EARLEY             N/A          N/A         N/A           $ 0           N/A
R. BARBARA GITENSTEIN         N/A          N/A         N/A           $ 0           N/A
PATRICK W. KENNY (1)          N/A          N/A         N/A           $ 0           N/A
WALTER H. MAY                 N/A          N/A         N/A           $ 0           N/A
JOCK PATTON                   N/A          N/A         N/A           $ 0           N/A
DAVID W. C. PUTNAM            N/A          N/A         N/A           $ 0           N/A
BLAINE E. RIEKE (2)           N/A          N/A         N/A           $ 0           N/A
ROGER B. VINCENT              N/A          N/A         N/A           $ 0           N/A
RICHARD A. WEDEMEYER          N/A          N/A         N/A           $ 0           N/A

(1) Commenced service as Trustee on January 1, 2005. Prior to January 1, 2005, Messrs. Boyer and Kenny were members of the board of directors of ING Partners, Inc. On January 1, 2005, the ING Partners, Inc. board of directors was unified with the board of the other funds in the ING Complex of Funds.

(2)   Retired as Trustee on December 31, 2004.

COMPENSATION OF TRUSTEES

      The Fund pays each Trustee who is not an interested person a pro rata share, as described below, of: (i) (Messrs. Patton, Earley, May, Boyer, Wedemeyer and Dr. Gitenstein, as Chairpersons of committees of the Board, each receives an additional annual retainer of $30,000, $20,000, $10,000, $10,000, $20,000 and $2,500(1), respectively) (additionally, as Chairperson of the Investment Review and Contract Committees, Mr. Vincent receives an additional retainer of $20,000 and $15,000, respectively); (ii) $7,000 for each in person meeting of the Board (Mr. Patton, as Chairperson of the Board, receives an additional $1,000 for each Board meeting); (iii) $3,000 per attendance of any committee meeting (Chairpersons receive an additional $1,000 for each committee meeting); (iv) $2,000 per special telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by the Fund is based on the Fund's average net assets as a percentage of the average net assets of all the funds managed by the investment adviser or its affiliates, Directed Services, Inc. and ING Life Insurance and Annuity Company, for which the Trustees serve in common as Trustees/Directors.

      The following table sets forth information provided by the Investment Adviser regarding compensation of Trustees by the Fund and other funds managed by ING Investments and its affiliates for the fiscal year ended December 31, 2004. Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Fund or any other funds managed by the investment adviser or its affiliates.

      (1) The Chairperson for the Nominating and Governance Committee is paid on a quarterly basis and only if the Nominating and Governance Committee has been active. The compensation per quarter to the Chairperson is $625, which if the Nominating and Governance Committee has been active for all four quarters will result in the Chairperson receiving the full annual retainer of $2,500.

                               COMPENSATION TABLE

                              AGGREGATE       PENSION OR RETIREMENT        ESTIMATED            TOTAL COMPENSATION FROM
                            COMPENSATION    BENEFITS ACCRUED AS PART    ANNUAL BENEFITS           REGISTRANT AND FUND
NAME OF PERSON, POSITION    FROM THE FUND       OF FUND EXPENSES       UPON RETIREMENT(1)    COMPLEX PAID TO TRUSTEES(2)(3)
------------------------    -------------   ------------------------   ------------------    ------------------------------
John V. Boyer (4)             $    70                 N/A                     N/A                      $ 92,625
Trustee

Paul S. Doherty (5)           $    85                 N/A                     N/A                      $106,000
Trustee

J. Michael Earley             $    75                 N/A                     N/A                      $ 91,000
Trustee

Barbara Gitenstein            $    83                 N/A                     N/A                      $104,000
Trustee

Patrick W. Kenny (4)          $    60                 N/A                     N/A                      $ 75,625
Trustee

Walter H. May                 $   104                 N/A                     N/A                      $130,000
Trustee

Thomas J. McInerney (6)          N/A                  N/A                     N/A                        N/A
Trustee

Jock Patton                   $   101                 N/A                     N/A                      $126,000
Trustee

David W.C. Putnam             $    80                 N/A                     N/A                      $101,000
Trustee

Blaine E. Rieke (5)           $    82                 N/A                     N/A                      $102,000
Trustee

                              AGGREGATE       PENSION OR RETIREMENT        ESTIMATED            TOTAL COMPENSATION FROM
                            COMPENSATION    BENEFITS ACCRUED AS PART    ANNUAL BENEFITS           REGISTRANT AND FUND
NAME OF PERSON, POSITION    FROM THE FUND       OF FUND EXPENSES       UPON RETIREMENT(1)    COMPLEX PAID TO TRUSTEES(2)(3)
------------------------    -------------   ------------------------   ------------------    ------------------------------
John G. Turner (3)               N/A                  N/A                     N/A                        N/A
Trustee

Roger Vincent (4)             $    88                 N/A                     N/A                      $110,000
Trustee

Richard A. Wedemeyer (4)      $    88                 N/A                     N/A                      $110,000
Trustee

1) The Funds have adopted a retirement policy under which a Trustee who has served as an Independent Trustee for five years or more will be paid by ING Funds at the time of his or her retirement an amount equal to twice the compensation paid to the Independent Trustee for one year of service. The amount reflected is compensation from all Funds in the ING Complex of Funds.

2) Trustee compensation includes compensation paid by funds that are not discussed in the Prospectus or SAI.

3) Represents compensation from 113 funds (total in complex as of December 31, 2004). Does not include funds that are a series of ING Partners, Inc.

4) Commenced service as Trustee on January 1, 2005. Prior to January 1, 2005, Messrs. Boyer and Kenny were members of the board of directors of ING Partners, Inc. On January 1, 2005, the ING Partners, Inc. board of directors was unified with the board of the other Funds in the ING Complex of Funds. The compensation listed as "Aggregate Compensation from the Fund" is estimated for the fiscal year ended December 31, 2005. The compensation listed as "Total Compensation From Registrant and Fund Complex Paid to Trustees" reflects fees paid by ING Partners, Inc.

5)    Retired as Trustee on December 31, 2004.

6) "Interested persons," as defined in the 1940 Act, of the Company because of the affiliation with ING Groep, N.V., the parent corporation of the Investment Adviser and the Distributor. Officers and Trustees who are interested persons do not receive any compensation from the Funds.

                 PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

      The Investment Management Agreement or Sub-Advisory Agreement authorizes the Investment Adviser or Sub-Adviser to select the brokers or dealers that will execute the purchase and sale of investment securities for the Fund. In all purchases and sales of securities for the portfolio of the Fund, the primary consideration is to obtain the most favorable execution available. Pursuant to the Investment Management Agreement or Sub-Advisory Agreement, the Investment Adviser or Sub Adviser determines, subject to the instructions of and review by the Board, which securities are to be purchased and sold by the Fund and which brokers are to be eligible to execute portfolio transactions of the Fund. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker," unless in the opinion of the Investment Adviser or a Sub-Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

      In placing portfolio transactions, the Investment Adviser or Sub-Adviser is required to use their best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, capital commitment, the firm's risk in positioning a block of securities, and other factors. The Investment Adviser or Sub-Adviser may select broker-dealers (subject to obtaining best execution of each transaction) that participate in commission recapture programs that have been established for the benefit of the Fund. Under these programs, the participating broker-dealers will return to the Fund a portion of the brokerage commissions (in the form of a credit to the Fund) paid to the broker-dealers to pay certain expenses of the Fund. These commission recapture payments benefit the Fund, and not the Investment Adviser or Sub-Adviser.

      In selecting a broker-dealer, the Investment Adviser or Sub-Adviser will seek to obtain the most favorable commission rate available from brokers that are believed to be capable of providing efficient execution and handling of the orders. The Investment Adviser or Sub-Adviser may also take into account the quality of research and related services that can be provided by a broker-dealer, provided that the Investment Adviser or Sub-Adviser make a good faith determination that the broker commissions paid by the Fund are reasonable in light of the research and other products and services the broker-dealer provides. As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Investment Adviser or Sub-Adviser may cause the Fund to pay a broker-dealer, which provides "brokerage and research services" (as defined in the 1934 Act) to the Investment Adviser or the Sub-Adviser commissions for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

      For many years, it has been a common practice for investment managers to receive research services from broker-dealers that execute portfolio transaction for the clients of the managers. This research can assist an investment manager in rendering services to its clients. These services may include, but are not limited to, general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance measuring services, stock price quotation services, computerized historical financial databases and equipment to retrieve such data, credit rating services, brokerage analysts earning estimates, computerized links to current market data, hardware and software dedicated to research, and portfolio modeling. Consistent with this practice, the Investment Adviser or a Sub-Adviser may receive research services from broker-dealers with which the Investment Adviser or Sub-Adviser places the Fund's securities transactions. Some of the research services received may be of indeterminable value. In some cases, the research services may also be purchased for cash, and the Investment Adviser or Sub-Adviser do not bear the expense of these services if provided by a broker-dealer that executes trades for the Fund, and the advisory fee paid to the Investment Adviser or sub-advisory fee paid to a Sub-Adviser is not reduced because of the receipt of research services received in this fashion. Some of the services may be of value to the Investment Adviser or the Sub-Adviser in advising the Fund and other clients, although not all of the research services received by the Investment Adviser or Sub-Adviser will necessarily be useful and of value in managing the Fund. The availability of research services from a broker-dealer may influence the selection of a broker-dealer by the Investment Adviser or Sub-Adviser for the execution of securities transactions for the Fund. In addition, in negotiating commissions with a broker, the Fund may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Investment Adviser or Sub-Adviser to be reasonable in relation to the value of the brokerage and research services provided by such broker-dealer.

      In negotiating commissions with a broker, the Fund may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these services, provided that the amount of such commission has been determined in good faith by the Investment Adviser or Sub-Adviser to be reasonable in relation to the value of the brokerage and research services provided by such broker-dealer.

      Fund transactions may be executed by brokers affiliated with the ING Groep N.V. or the Investment Adviser or Sub-Adviser, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transactions. The placement of portfolio brokerage with broker-dealers who have sold shares of the Fund is subject to rules adopted by the National Association of Securities Dealers, Inc. ("NASD").

      Purchases of securities for the Fund also may be made directly from issuers or from underwriters. Purchase and sale transactions may be effected through dealers which specialize in the types of securities which the Fund will be holding. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

      Some securities considered for investment by the Fund may also be appropriate for other clients served by the Investment Adviser or Sub-Adviser. If the purchase or sale of securities is consistent with the investment policies of the Fund and one or more of these other clients serviced by the Investment Adviser or Sub-Adviser is considered at or about the same time, transactions in such securities will be allocated among the Fund and the Investment Adviser's or Sub-Adviser's other clients in a manner deemed fair and reasonable by the Investment Adviser or Sub-Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Investment Adviser or Sub-Adviser, and the results of such allocations, are subject to periodic review by the Board. To the extent the Fund seeks to acquire the same security at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned.

      Purchases and sales of fixed-income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market-makers for the securities at a net price. The Fund will also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed-income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed-income securities transactions consists primarily of dealer spreads and underwriting commissions.

      In purchasing and selling fixed-income securities, it is the policy of the Fund to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While the Investment Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily pay the lowest spread or commission available. The Fund may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer that provides or has provided research services to the Fund. By allocating transactions in this manner, the Investment Adviser is able to supplement its research and analysis with the views and information of other securities firms.

      The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided they meet the terms of Rule 17a-7 under the 1940 Act.

     The brokerage commissions paid by the Fund and the Fund's portfolio turnover rate for the last three fiscal years are as follows: For 2004, the Fund's portfolio turnover rate was 106% and the Fund paid $116,241 in broker commissions and of that amount $0 was paid for with soft dollars. For 2003, the Fund's portfolio turnover rate was 121% and the Fund paid $131,189 in brokerage commissions and of that amount, $27,977 was paid for with soft dollars. For 2002, the Fund's portfolio turnover rate was 80% and the Fund paid $121,270 in broker commissions and of that amount $22,357 was paid for with soft dollars.

     During the fiscal years ended December 31, 2004, 2003 and 2002, the Fund did not use affiliated brokers to execute portfolio transactions.

                             CAPITAL STOCK STRUCTURE

      Individual variable annuity contract holders and variable life insurance policyholders are not shareholders of the Fund. The Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies may pass through voting rights to their variable annuity contract or variable life insurance policy. Shares of the Fund are not offered directly to the general public.

      If you invest in the Fund through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of Fund shares.

DIVIDENDS, DISTRIBUTIONS, VOTING, PREEMPTIVE AND REDEMPTION RIGHTS

      Shareholders of the Fund are given voting rights. Each share of the Fund will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable life insurance or annuity contracts. Participating Insurance Companies provide variable annuity contract holders and policyholders the right to direct the voting of Fund shares at shareholder meetings to the extent required by law. See the Separate Account prospectus for the Variable Contract for more information regarding the pass-through of these voting rights.

      Massachusetts business trust law does not require the Fund to hold annual shareholder meetings, although special meetings may be held for the Fund, for purposes such as electing or removing Trustees, changing fundamental policies or approving an investment management contract. A shareholders' meeting will be held after the Fund begins operations for the purpose of electing the initial Board to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Fund. In addition, the holders of not less than two-thirds of the outstanding shares or other voting interests of the Fund may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as trustee, if requested in writing to do so by the holders of a person serving as trustee, or if requested in writing to do so by the holders of not less than 10% of the outstanding shares of other voting interests of the Fund. The Fund is required to assist in shareholders' communications. In accordance with current laws, an insurance company issuing a variable life insurance or annuity contract that participates in the Fund will request voting instructions from contract holders and policy holders and will vote shares or other voting interest in the Separate Account in proportion to the voting instructions received.

SHAREHOLDER AND TRUSTEE RESPONSIBILITY

      Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

      Under the Declaration of Trust, the trustees or officers are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The Trust provides indemnification to its trustees and officers as authorized by the 1940 Act and the rules and regulations thereunder.

                                 NET ASSET VALUE

      As noted in the Prospectus, the NAV and offering price of the Fund's shares will be determined once daily as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) during each day on which the NYSE is open for trading. As of the date of this SAI, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

      Fund securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Fund securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. See "Net Asset Value" in the "Information for Investors" section of the Prospectus. The long-term debt obligations held in the Fund's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

      Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of the Fund's Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its NAV, may also be valued at their fair values as determined in good faith by or under the supervision of the Fund's Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

      The value of a foreign security traded on exchanges outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund's NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund's NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

      If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the fund will use the fair value of such securities as determined under the Fund's valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, nor that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred, or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine the closing prices for one or more securities do not represent readily available reliable market quotations at the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund's NAV.

      Options on securities, currencies, futures and other financial instruments purchased by the Fund are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options.

      The price of silver and gold bullion is determined by measuring the mean between the closing bid and asked quotations of silver and gold bullion set at the time of the close of the NYSE, as supplied by the Fund's custodian bank or other broker-dealers or banks approved by the Fund, on each date that the NYSE is open for business.

      The fair value of other assets is added to the value of all securities positions to arrive at the value of the Fund's total assets. The Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

      In computing the NAV for the Fund, all liabilities incurred or accrued are deducted from the net assets. The resulting net assets are divided by the number of shares outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the NAV per share.

    Orders received by dealers prior to Market Close will be confirmed at the offering price computed as of Market Close provided the order is received by the Transfer Agent prior to Market Close that same day. It is the responsibility of the dealer to insure that all orders are transmitted timely to the Fund. Orders received by dealers after the close of regular trading on the NYSE will be confirmed at the next computed offering price as described in the Prospectus.

                                   TAX MATTERS

      The following is a summary of certain United States federal income tax consequences relating to the ownership of shares in the Fund by the separate accounts of life insurance companies for the purpose of funding variable insurance policies. Unless otherwise stated, this summary deals only with the status of the Fund as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code (the "Code") and the application of the diversification rules under section 817(h) of the Code. It does not deal with any other federal, state, local or foreign tax consequences, including the possible effect of leveraged investments or the treatment of hedging devices. It also does not deal with insurance companies that are not domiciled in the United States. This summary is based on the Code, United States Treasury regulations thereunder (the "Treasury Regulations") and administrative and judicial interpretations thereof, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Any such changes may be applied retroactively in a manner that could cause the tax consequences to vary substantially from the consequences described below, possibly adversely affecting a beneficial owner of the Fund.

      The Fund intends to qualify to be taxed as a "RIC" under the provisions of Subchapter M of the Code. If the Fund qualifies as a "RIC" and complies with the appropriate provisions of the Code, it will be relieved of federal income tax on the amounts of income it distributes.

      To qualify to be taxed as a RIC, the Fund generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as ordinary income (except to the extent a shareholder is exempt from tax).

      Generally, in order to avoid a 4% nondeductible excise tax, the Fund must distribute to its shareholders during the calendar year the following amounts:

      - 98% of the Fund's ordinary income for the calendar year;

      - 98% of the Fund's capital gain net income (all capital gains, both long-term and short-term, minus all such capital losses), all computed as if the Fund were on a taxable year ending October 31 of the year in question and beginning the previous November 1; and

      - any undistributed ordinary income or capital gain net income for the prior year.

      The excise tax generally is inapplicable to any RIC whose sole shareholders are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts. Although the Fund believes that it is not subject to the excise tax, the Fund intends to make the distributions required to avoid the imposition of such a tax.

      The Fund also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on the Fund by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of the Fund as assets of the related separate account, these regulations are imposed on the assets of the Fund. Specifically, the regulations provide that, after a one year start-up period or except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of the Fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. Failure by the Fund either to qualify as a RIC or to satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. Failure by the Fund to qualify as a RIC would also subject the Fund to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders.

      For a variable life insurance contract or a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of "investor control" the contract owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.

      Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

      With respect to this first aspect of investor control, we believe that the design of our contracts and the relationship between our contracts and the Fund satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your contract might not qualify as a life insurance contract or as an annuity for tax purposes.

      The second way that impermissible investor control might exist concerns your actions. Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting the Fund. You may not select or direct the purchase or sale of a particular investment of the Fund. All investment decisions concerning the Fund must be made by the portfolio manager for the Fund in his or her sole and absolute discretion, and not by the contract owner. Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by the Fund.

      Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from the Fund such that you would not derive the tax benefits normally associated with variable life insurance or variable annuities. Although highly unlikely, such an event may have an adverse impact on the fund and other variable contracts.

      The discussion of "Taxes" in the Prospectus, in conjunction with the foregoing, is a general summary of applicable provisions of the Code and U.S. Treasury Regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time.

      For information concerning the federal income tax consequences to the holders of a Contract or Policy, such holders should consult the prospectuses for their particular Contract or Policy.

                             PERFORMANCE CALCULATION

      For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, rules promulgated by the SEC, a fund's advertising performance must include total return quotations calculated according to the following formula:

              P(1 + T)(n) =   ERV
      Where:           P  =   a hypothetical initial payment of
                       T  =   average annual total return
                       n  =    number of years (1,5 or 10)
                     ERV  =   ending redeemable value of a hypothetical $1,000
                              payment, made at the beginning of the 1, 5, or 10 year period, at the end of such period (or fractional portion thereof).

      Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5 and 10 year periods of the Fund's existence or such shorter period dating from the effectiveness of the Fund's Registration Statement. In calculating the ending redeemable value, the maximum sales load is deducted from the initial $1,000 payment and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Total return, or T in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. Any recurring account charges that might in the future be imposed by the Fund would be included at that time.

      The Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Fund with other measures of investment return. For example, in comparing the Fund's total return, the Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. Such alternative total return information will be given no greater prominence in advertising than the information prescribed under Item 21 of Form N-1A.

      The Fund's performance may be compared in advertising to the performance of other mutual funds in general, or of particular types of mutual funds, especially those with similar objectives. Such performance data may be prepared by Lipper Analytical Services, Inc. and other independent services, which monitor the performance of mutual funds. The Fund may also advertise mutual fund performance rankings, which have been assigned to it by such monitoring services.

      Pursuant to the SEC calculation, the Fund's average total rate of return for the one, five and ten year period ended December 31, 2004 was 12.66%, 7.46% and 7.64%, respectively.

                                OTHER INFORMATION

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

      As of March 21, 2005, the Trustees and officers as a group owned of record and beneficially less than 1% of any class of the Fund's outstanding shares. As of that date, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the Fund, except as set forth below. Unless otherwise indicated below, the Fund has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially. Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25 percent of the voting securities of the company. A control person may be able to take actions regarding the Fund without the consent or approval of shareholders.

                                            CLASS OF     PERCENTAGE OF   PERCENTAGE OF
                ADDRESS                     OWNERSHIP       CLASS            FUND
-------------------------------------       ---------    -------------   -------------
Kemper Investors Life Insurance Co.**          N/A          12.96%          12.96%
Variable Annuity Separate Account
Attn: Karen Porten
1600 McConnor Parkway
Schaumburg, IL 60196-6800

Symetra Life Insurance Company**               N/A           8.10%           8.10%
Retirement Services
Attn: Lisa Suhm
4854 154th PL NE
Redmond, WA 98052-9664

ING Life Insurance & Annuity Co. * **          N/A          71.12%       71.12%
ACES Separate Account B
Valuations Processing Department
151 Farmington Avenue - RSMA
Hartford, CT 06156-0001

*     May be deemed to be a control person.

**    Beneficial Owner

                             REPORTS TO SHAREHOLDERS

      The fiscal year of the Trust ends on December 31. The Fund will send financial statements to its shareholders at least semi-annually. An annual report containing financial statements audited by the independent accountants will be sent to shareholders each year.

                                 CODE OF ETHICS

      The Fund, the Investment Adviser and the Distributor have adopted a code of ethics ("Code of Ethics" or "Written Supervisory Procedures") governing personal trading activities of all Trustees, Officers of the Fund and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against the Fund that may arise from personal trading of securities that may be purchased or held by the Fund or of Fund shares. The Code of Ethics also prohibits short-term trading of the Fund by persons subject to the Code of Ethics. Personal trading is permitted by such persons subject to certain restrictions; however, such persons are generally required to pre-clear all security transactions with the Fund's Compliance Department or her designee and to report all transactions on a regular basis. The Sub-Adviser has adopted its own code of ethics to govern the personal trading activities of its personnel.

                                 TRANSFER AGENT

      DST Systems, Inc., P.O. Box 219368, Kansas City, Missouri 64141-9368, has been retained to act as the Fund's transfer agent and dividend disbursing agent.

                                    CUSTODIAN

      Effective October 6, 2003, The Bank of New York, One Wall Street, New York, New York 10286, has been retained to act as custodian for the Fund's portfolio securities including those to be held by foreign banks and foreign securities depositories that qualify as eligible foreign custodians under the rules adopted by the SEC and for the Fund's domestic securities and other assets.

            COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      Dechert LLP, 1775 I Street, NW, Washington, D.C. 20006, will pass upon legal matters for the Fund in connection with the offering of its shares. KPMG LLP, located at 99 High Street, Boston, Massachusetts 02110, has been selected as independent registered public accounting firm for the Fund.

                              FINANCIAL STATEMENTS

      The Financial Statements and the independent auditors' reports thereon, appearing in the Fund's Annual Report for the period ending December 31, 2004, are incorporated by reference in this Statement of Additional Information. The Fund's Annual and Semi-Annual Reports may be obtained without charge by contacting ING Funds at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

                             REGISTRATION STATEMENT

      A registration statement has been filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act. The Prospectus and this Statement of Additional Information do not contain all information set forth in the registration statement, its amendments and exhibits thereto that the Trust has filed with the Securities and Exchange Commission, Washington, D.C., to all of which reference is hereby made.

                                   APPENDIX A

                                   ING FUNDS

                     PROXY VOTING PROCEDURES AND GUIDELINES

I.    INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the "Procedures and Guidelines") of the ING Funds set forth on EXHIBIT 1 attached hereto and each portfolio or series thereof (each a "Fund" and collectively, the "Funds"). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the equity assets in its investment portfolio (the "portfolio securities"). The Procedures and Guidelines have been approved by the Funds' Boards of Trustees/Directors(1) (each a "Board" and collectively, the "Boards"), including a majority of the independent Trustees/Directors(2) of the Board. These Procedures and Guidelines may be amended only by the Board. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.   VALUATION AND PROXY VOTING COMMITTEE

The Boards hereby delegate to the Valuation and Proxy Voting Committee of each Board (each a "Committee" and collectively, the "Committees") the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund. Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund's investment adviser (the "Adviser"). The Proxy Voting Procedures of the Adviser (the "Adviser Procedures") are attached hereto as EXHIBIT 2. Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination


-----------------

(1) Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Valuation and Proxy Voting Committee at issue. No provision in these Procedures is intended to impose any duty upon the particular Board or Valuation and Proxy Voting Committee with respect to any other Fund.

(2) The independent Trustees/Directors are those Board members who are not "interested persons" of the Funds within the meaning of Section 2(a)(19) the Investment Company Act of 1940.

regarding the voting of proxies by the full Board. Each Committee may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined for purposes of the Adviser Procedures) to deal in the first instance with the application of these Procedures and Guidelines. Each Committee shall conduct itself in accordance with its charter.

III.  DELEGATION OF VOTING AUTHORITY

The Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate. Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Valuation and Proxy Voting Committee.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund's custodian and therefore will not be voted.

Funds that are "funds-of-funds" will "echo" vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on EXHIBIT 1 attached hereto. This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.

A fund that is a "feeder" fund in a master-feeder structure does not echo vote. Rather, it passes votes requested by the underlying master fund to its shareholders. This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund's proxy voting policies and procedures. As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

IV.   APPROVAL AND REVIEW OF PROCEDURES

Each Fund's Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in EXHIBIT 2. The Board hereby approves such procedures. All material changes to the Adviser Procedures must be approved by the Board or the Valuation and Proxy Voting Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Valuation and Proxy Voting Committee at its next regularly scheduled meeting.

V.    VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in EXHIBIT 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures

      A.    Routine Matters

      The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For," "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

      B.    Matters Requiring Case-by-Case Consideration

      The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.

      Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

      The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

      The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent's recommendation, unless the Agent's recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a "Non-Vote").

            1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation

            In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines votes.

            2.    NON-VOTES: Votes in Which No Action is Taken

            The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

            Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

            Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

            3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

            If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures). As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

            If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will then call a meeting of the Valuation and Proxy Voting Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof: the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser Procedures).

            If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

            4.    Referrals to a Fund's Valuation and Proxy Voting Committee

            A Fund's Valuation and Proxy Voting Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee. The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

            The Proxy Coordinator shall use best efforts to timely refer matters to a Fund's Committee for its consideration. In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent's recommendation, unless the Agent's recommendation is conflicted on a matter requiring case-by-case consideration, in which case no action shall be taken on such matter (i.e., a "Non-Vote").

            The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Committee, all applicable recommendations, analysis, research and Conflicts Reports.

VI.   CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund's Committee for determination so that the Adviser shall have no opportunity to vote a Fund's proxy in a situation in which it or the Agent may be deemed to have a conflict of interest. In the event a member of a Fund's Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.  REPORTING AND RECORD RETENTION

Annually in August, each Fund that is not a feeder in a master/feeder structure will post its proxy voting record or a link thereto, for the prior one-year period ending on June 30th on the ING Funds website. No proxy voting record will be posted on the ING Funds website for any Fund that is a feeder in a master/feeder structure; however, a cross-reference to that of the master fund's proxy voting record as filed in the SEC's EDGAR database will be posted on the ING Funds website. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC's website.

                                   EXHIBIT 1
                                     TO THE
                                   ING FUNDS
                            PROXY VOTING PROCEDURES

                                ING EQUITY TRUST
                                ING FUNDS TRUST
            ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
                           ING INVESTMENT FUNDS, INC.
                              ING INVESTORS TRUST
                              ING MAYFLOWER TRUST
                                ING MUTUAL FUNDS
                               ING PARTNERS, INC.
                              ING PRIME RATE TRUST
                             ING SENIOR INCOME FUND
                          ING VARIABLE INSURANCE TRUST
                          ING VARIABLE PRODUCTS TRUST
                       ING VP EMERGING MARKETS FUND, INC.
                         ING VP NATURAL RESOURCES TRUST
                               USLICO SERIES FUND

                                    EXHIBIT 2
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                              ING INVESTMENTS, LLC,
                             DIRECTED SERVICES, INC.
                                       AND
                     ING LIFE INSURANCE AND ANNUITY COMPANY

                             PROXY VOTING PROCEDURES

I.    INTRODUCTION

ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (each an "Adviser" and collectively, the "Advisers") are the investment advisers for the registered investment companies and each series or portfolio thereof (each a "Fund" and collectively, the "Funds") comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for the Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund's respective Board of Directors or Trustees (each a "Board" and collectively, the "Boards") with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund's Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (the "Adviser Procedures") with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, proxies will be voted in all instances.

II.   ROLES AND RESPONSIBILITIES

      A.    Proxy Coordinator

      The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund's proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the "Procedures" or "Guidelines" and collectively the "Procedures and Guidelines"). The Proxy Coordinator is authorized to direct the Agent to vote a Fund's proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, and in connection with proxy proposals requiring case-by-case consideration, the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

      Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers' affiliates as are deemed appropriate by the Proxy Group.

      Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

      B.    Agent

      An independent proxy voting service (the "Agent"), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is Institutional Shareholder Services, Inc. The Agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

      The Agent shall be instructed to vote all proxies in accordance with a Fund's Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser's Proxy Group or a Fund's Valuation and Proxy Voting Committee ("Committee").

      The Agent shall be instructed to obtain all proxies from the Funds' custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator's attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

      Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

      C.    Proxy Group

      The Adviser shall establish a Proxy Group (the "Group" or "Proxy Group") which shall assist in the review of the Agent's recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers' affiliates, are identified in Appendix 1, as may be amended from time at the Advisers' discretion.

      A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund's Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds.

      A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund's proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent's recommendation is deemed to be conflicted as provided for under these Adviser Procedures.


      For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

      If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

      If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund's Board.

      The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund's Board.

      D.    Investment Professionals

      The Funds' Advisers, sub-advisers and/or portfolio managers (each referred to herein as an "Investment Professional" and collectively, "Investment Professionals") may be asked to submit a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate.

III.  VOTING PROCEDURES

      A. In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

      B.    Routine Matters

      The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

      C.    Matters Requiring Case-by-Case Consideration

      The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.

      Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

      The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

            1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation

            In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines votes.

            2.    NON-VOTES: Votes in Which No Action is Taken

            The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

            Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

            Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for in the Funds' Procedures.

            3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

            If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund's Board.

            4. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation and Proxy Voting Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.   ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers' fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

      A.    Assessment of the Agent

            The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent's independence, competence or impartiality.

            Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services ("Counsel") for review. Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

      B.    Conflicts of Interest

            The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers' request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent's proxy analysis or recommendations. The Proxy Coordinator shall forward all such information to Counsel for review. Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

            In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund's beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent's services or utilization thereof.

            For all matters for which the Proxy Group recommends an Out-of-Guidelines vote, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund's Board, including completion of such Conflicts Reports as may be required under the Fund's Procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

            The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

V.    REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund's portfolio securities. Such proxy statements received from issuers are available either in the SEC's EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

                                   APPENDIX 1
                                     TO THE
                        ADVISERS' PROXY VOTING PROCEDURES

PROXY GROUP FOR REGISTERED INVESTMENT COMPANY CLIENTS OF ING INVESTMENTS, LLC, DIRECTED SERVICES, INC. AND ING LIFE INSURANCE AND ANNUITY COMPANY:

         NAME                         TITLE OR AFFILIATION
Stanley D. Vyner          Chief Investment Risk Officer and Executive Vice
                          President of ING Investments, LLC

Karla J. Bos              Proxy Coordinator for the ING Funds and Manager -
                          Special Projects, ING Funds Services, LLC

Maria Anderson            Vice President of Fund Compliance, ING Funds
                          Services, LLC

Michael J. Roland         Executive Vice President and Chief Financial Officer
                          of ING Investments, LLC; Vice President, ING Life Insurance
                          and Annuity Company; and Assistant Secretary, Directed
                          Services, Inc.

Todd Modic                Vice President of Financial Reporting - Fund
                          Accounting of ING Funds Services, LLC

Theresa K. Kelety, Esq.   Counsel, ING Americas US Legal Services

Effective as of April 21, 2004

                                    EXHIBIT 3
                                     TO THE
                        ING FUNDS PROXY VOTING PROCEDURES

                    PROXY VOTING GUIDELINES OF THE ING FUNDS

I.   INTRODUCTION

The following is a statement of the Proxy Voting Guidelines ("Guidelines") that have been adopted by the respective Boards of Directors or Trustees of each Fund. Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds' and Advisers' Proxy Voting Procedures (the "Procedures").

Proxies must be voted in the best interest of the Fund(s). The Guidelines summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.  GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues. An additional section addresses proposals most frequently found in global proxies.

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GENERAL POLICIES

It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds' Agent, Institutional Shareholder Services, Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent's recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer's management. However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests related to takeover bids/contested business combinations, or unusual or controversial issues. Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

The foregoing policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject.

1.    THE BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Unless otherwise provided for herein, the Agent's standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent's independence standards shall not dictate that a Fund's vote shall be cast according to the Agent's corresponding recommendation. Votes on director

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nominees not subject to specific policies described herein should be made on a
CASE-BY-CASE basis.

In any cases in which application of the policies described herein would result in withholding votes from the majority of independent outside directors sitting on a board, or removal of such directors would negatively impact majority board independence, consider such nominees on a CASE-BY-CASE basis.

WITHHOLD votes from a nominee who, during both of the most recent two years, attended less than 75% of the board and committee meetings without a valid reason for the absences. DO NOT WITHHOLD votes in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

WITHHOLD votes from a nominee who has failed to remove restrictive (dead-hand, slow-hand, no-hand) features from a poison pill only in cases for which culpability for implementation or renewal of the pill in such form can be specifically attributed to the nominee.

Provided that a nominee served on the board during the relevant time period, WITHHOLD votes from a nominee who has failed to implement a shareholder proposal that was approved by (1) a majority of the issuer's shares outstanding (most recent annual meeting) or (2) a majority of the votes cast for two consecutive years. However, in the case of shareholder proposals seeking shareholder ratification of a poison pill, generally DO NOT WITHHOLD votes from a nominee in such cases if the company has already implemented a policy that should reasonably prevent abusive use of the pill.

WITHHOLD votes from inside directors or affiliated outside directors who sit on the audit committee.

DO NOT WITHHOLD votes from inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange. However, consider such nominees on a CASE-BY-CASE basis if the committee is majority insider-controlled.

DO NOT WITHHOLD votes from inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

In cases in which the Agent has identified a "pay for performance disconnect" or other form of excessive executive compensation practices, consider on a CASE-BY-CASE basis nominees who sit on the compensation committee, provided that such nominees

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served on the board during the relevant time period, but DO NOT WITHHOLD votes for this reason from the pay package recipient if also sitting for election but not a compensation committee member.

Generally, vote FOR independent outside director nominees serving on the audit committee, but if total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, do vote AGAINST auditor ratification if concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor's independence.

Consider inside director or affiliated outside director nominees in cases in which the full board is not majority independent on a CASE-BY-CASE basis, excluding any non-voting director (e.g., director emeritus or advisory director) in calculations with respect to majority board independence.

Consider nominees who sit on more than six public company boards on a CASE-BY-CASE basis.

PROPOSALS REGARDING BOARD COMPOSITION OR BOARD SERVICE

Generally, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or pervasive corporate governance concerns have been identified.

Generally, vote AGAINST shareholder proposals asking that more than a simple majority of directors be independent.

Generally, vote AGAINST shareholder proposals asking that board compensation and/or nominating committees be composed exclusively of independent directors.

Generally, vote AGAINST shareholder proposals to limit the number of public company boards on which a director may serve.

Generally, vote AGAINST shareholder proposals that seek to redefine director independence or directors' specific roles (e.g., responsibilities of the lead director).

Generally, vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein.

Generally, vote FOR shareholder proposals that seek creation of an audit, compensation or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors.

Generally, vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors, but generally DO NOT VOTE AGAINST management proposals seeking to establish a retirement age for directors.

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STOCK OWNERSHIP REQUIREMENTS

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to limit or eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if:

      (1) The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

      (2)   Only if the director's legal expenses would be covered.

2.    PROXY CONTESTS

These proposals should generally be analyzed on a CASE-BY-CASE basis. Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests related to takeover bids or other contested business combinations being considered on behalf of that Fund.

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

3.    AUDITORS

RATIFYING AUDITORS

Generally, except in cases of high non-audit fees, vote FOR management proposals to ratify auditors. If total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors in cases in which concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor's independence. If such concerns exist or an issuer has a history of questionable accounting practices, also vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification, but in other cases generally vote AGAINST.

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AUDITOR INDEPENDENCE

Generally, vote AGAINST shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).

AUDIT FIRM ROTATION:

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.    PROXY CONTEST DEFENSES

BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

Generally, vote AGAINST proposals to classify the board.

Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.

SHAREHOLDER ABILITY TO REMOVE DIRECTORS

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

CUMULATIVE VOTING

Unless the company maintains a classified board of directors, generally, vote FOR management proposals to eliminate cumulative voting.

In cases in which the company maintains a classified board of directors, generally vote FOR shareholder proposals to restore or permit cumulative voting.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Generally, vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

Review on a CASE-BY-CASE basis proposals that seek to fix the size of the board.

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Review on a CASE-BY-CASE basis proposals that give management the ability to alter the size of the board without shareholder approval.

5.    TENDER OFFER DEFENSES

POISON PILLS

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, unless a policy has already been implemented by the company that should reasonably prevent abusive use of the pill.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

GREENMAIL

Generally, vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

PALE GREENMAIL

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

UNEQUAL VOTING RIGHTS

Generally, vote AGAINST dual-class exchange offers.

Generally, vote AGAINST dual-class recapitalizations.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

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WHITE SQUIRE PLACEMENTS

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

6.    MISCELLANEOUS

CONFIDENTIAL VOTING

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

      - In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

      -     If the dissidents agree, the policy remains in place.

      - If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote FOR management proposals to adopt confidential voting.

OPEN ACCESS

Consider on a CASE-BY-CASE basis shareholder proposals seeking open access to management's proxy material in order to nominate their own candidates to the board.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.

SHAREHOLDER ADVISORY COMMITTEES

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

OTHER BUSINESS

In connection with proxies of U.S. issuers, generally vote FOR management proposals for Other Business.

QUORUM REQUIREMENTS

Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

7.    CAPITAL STRUCTURE

Analyze on a CASE-BY-CASE basis.

COMMON STOCK AUTHORIZATION

Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis Except where otherwise indicated, the Agent's proprietary approach, utilizing quantitative criteria (e.g., dilution, peer group comparison, company performance and history) to determine appropriate thresholds, will generally be utilized in evaluating such proposals.

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      -     Generally vote FOR proposals to authorize capital increases within the Agent's allowable thresholds, but consider on a CASE-BY-CASE basis those requests exceeding the Agent's threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

      - Generally vote FOR proposals to authorize capital increases within the Agent's allowable thresholds, unless the company states that the stock may be used as a takeover defense. In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

      - Generally vote FOR proposals to authorize capital increases exceeding the Agent's thresholds when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

Generally, vote FOR shareholder proposals to eliminate dual class capital structures with unequal voting rights in cases in which the relevant Fund owns the class with inferior voting rights, but generally vote AGAINST such proposals in cases in which the relevant Fund owns the class with superior voting rights.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent's allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent's threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

REVERSE STOCK SPLITS

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.

PREFERRED STOCK

Generally, vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Generally, vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense. Generally vote AGAINST in cases where the company expressly states that the stock may be used as a takeover defense.

Generally, vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

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Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Generally, vote FOR management proposals to reduce the par value of common stock.

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

DEBT RESTRUCTURINGS

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

SHARE REPURCHASE PROGRAMS

Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Generally, vote FOR management proposals to cancel repurchased shares.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.    EXECUTIVE AND DIRECTOR COMPENSATION

Unless otherwise provided for herein, votes with respect to compensation and employee benefit plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent's quantitative approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap. Generally vote in accordance with the Agent's recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, but consider plans CASE-BY-CASE if the Agent raises other considerations with respect to the plan.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Review on a CASE-BY-CASE basis management proposals seeking approval to reprice/replace options, considering rationale, historic trading patterns, value-for-value exchange, participation limits, vesting periods and replacement option terms.

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Vote AGAINST compensation plans that permit repricing of stock options without shareholder approval.

DIRECTOR COMPENSATION

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent's approach as described above.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be made on a CASE-BY-CASE basis.

OBRA-RELATED COMPENSATION PROPOSALS:

      AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS OR AMEND ADMINISTRATIVE FEATURES

      Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

      AMENDMENTS TO ADD PERFORMANCE-BASED GOALS

      Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

      AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA

      Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of
      Section 162(m) should be evaluated on a CASE-BY-CASE basis.

      APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

      Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote AGAINST shareholder proposals that seek disclosure of the remuneration of individuals other than senior executives and directors.

Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies.

GOLDEN AND TIN PARACHUTES

Generally, vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification, provided that such "parachutes" specify change-in-control events and that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.

Generally vote AGAINST shareholder proposals to submit executive severance agreements that do not specify change-in-control events, Supplemental Executive

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Retirement Plans or deferred executive compensation plans for shareholder ratification, unless such ratification is required by the listing exchange.

Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPs)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

401(k) EMPLOYEE BENEFIT PLANS

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

EXPENSING OF STOCK OPTIONS

Generally, vote AGAINST shareholder proposals to expense stock options before such treatment is required by the Federal Accounting Standards Board.

HOLDING PERIODS

Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

9.    STATE OF INCORPORATION

VOTING ON STATE TAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

VOTING ON REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be examined on a CASE-BY-CASE basis. Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported. Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

10.   MERGERS AND CORPORATE RESTRUCTURINGS

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding merger transactions or other corporate restructurings being considered on behalf of that Fund.

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MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

CORPORATE RESTRUCTURING

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations and asset sales, should be considered on a CASE-BY-CASE basis.

SPINOFFS

Votes on spinoffs should be considered on a CASE-BY-CASE basis.

ASSET SALES

Votes on asset sales should be made on a CASE-BY-CASE basis.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis.

ADJOURNMENT

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

APPRAISAL RIGHTS

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

CHANGING CORPORATE NAME

Generally, vote FOR changing the corporate name.

11.   MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote the election of directors on a CASE-BY-CASE basis.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis.

PROXY CONTESTS

Vote proxy contests on a CASE-BY-CASE basis.

INVESTMENT ADVISORY AGREEMENTS

Vote the investment advisory agreements on a CASE-BY-CASE basis.

APPROVING NEW CLASSES OR SERIES OF SHARES

Generally, vote FOR the establishment of new classes or series of shares.

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PREFERRED STOCK PROPOSALS

Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.

1940 ACT POLICIES

Vote these proposals on a CASE-BY-CASE basis.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

Vote these proposals on a CASE-BY-CASE basis.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Generally, vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME RULE PROPOSALS

Vote these proposals on a CASE-BY-CASE basis.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis.

CHANGES TO THE CHARTER DOCUMENT

Vote changes to the charter document on a CASE-BY-CASE basis.

CHANGING THE DOMICILE OF A FUND

Vote reincorporations on a CASE-BY-CASE basis.

CHANGE IN FUND'S SUBCLASSIFICATION

Vote these proposals on a CASE-BY-CASE basis.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL

Generally, vote FOR these proposals.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis.

MASTER-FEEDER STRUCTURE

Generally, vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis.

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

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REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

TERMINATE THE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis.

12.   SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics. In general, unless otherwise specified herein, vote CASE-BY-CASE. While a wide variety of factors may go into each analysis, the overall principle guiding all vote recommendations focuses on how or whether the proposal will enhance the economic value of the company. Because a company's board is likely to have access to relevant, non-public information regarding a company's business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders) latitude to set corporate policy and oversee management.

Absent concurring support from the issuer, compelling evidence of abuse, significant public controversy or litigation, the issuer's significant history of relevant violations; or activities not in step with market practice or regulatory requirements, or unless provided for otherwise herein, generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, apply existing law or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter. Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as consumer and public safety, environment and energy, labor standards and human rights, military business and political concerns, workplace diversity and non-discrimination, sustainability, social issues, vendor activities, economic risk or matters of science and engineering.

13.   GLOBAL PROXIES

The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein. The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals in cases in which the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate.

ROUTINE MANAGEMENT PROPOSALS

Generally, vote FOR the following and other similar routine management proposals:

      -     the opening of the shareholder meeting

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      -     that the meeting has been convened under local regulatory
            requirements

      -     the presence of quorum

      -     the agenda for the shareholder meeting

      -     the election of the chair of the meeting

      - the appointment of shareholders to co-sign the minutes of the meeting

      -     regulatory filings (e.g., to effect approved share issuances)

      - the designation of inspector or shareholder representative(s) of minutes of meeting

      - the designation of two shareholders to approve and sign minutes of meeting

      -     the allowance of questions

      -     the publication of minutes

      -     the closing of the shareholder meeting

DISCHARGE OF MANAGEMENT/SUPERVISORY BOARD MEMBERS

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors or directors or legal action is being taken against the board by other shareholders.

DIRECTOR ELECTIONS

Unless otherwise provided for herein, the Agent's standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent's independence standards shall not dictate that a Fund's vote shall be cast according to the Agent's corresponding recommendation. Further, the application of Guidelines in connection with such standards shall apply only in cases in which the nominee's level of independence can be ascertained based on available disclosure. Votes on director nominees not subject to policies described herein should be made on a CASE-BY-CASE basis.

For issuers domiciled in Bermuda, Canada, Cayman Islands, British Virgin Islands or other tax haven markets, generally vote AGAINST non-independent directors in cases in which the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, including those in tax haven markets and those in Japan that have adopted the U.S.-style board-with-committees structure, vote AGAINST non-independent directors who sit on the audit committee unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

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In tax haven markets, DO NOT VOTE AGAINST non-independent directors in cases in which the full board serves as the compensation committee, or the company does not have a compensation committee.

DO NOT VOTE AGAINST non-independent directors who sit on the compensation or nominating committees, provided that such committees meet the applicable independence requirements of the relevant listing exchange.

In cases in which committee membership is unclear, consider non-independent director nominees on a CASE-BY-CASE basis if no other issues have been raised in connection with his/her nomination.

INDEPENDENT STATUTORY AUDITORS

With respect to Japanese companies that have not adopted the U.S.-style board-with-committees structure, vote AGAINST any nominee to the position of "independent statutory auditor" whom the Agent considers affiliated, e.g., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders. Where shareholders are forced to vote on multiple nominees in a single resolution, vote AGAINST all nominees.

NOMINATING COMMITTEE

Generally, vote AGAINST proposals that permit non-board members to serve on the nominating committee.

DIRECTOR REMUNERATION

Consider director compensation plans on a CASE-BY-CASE basis. Generally, vote FOR proposals to approve the remuneration of directors as long as the amount is not excessive and there is no evidence of abuse.

RETIREMENT BONUSES

With respect to Japanese companies, follow the Agent's guidelines for proposals regarding payment of retirement bonuses to directors and auditors: Generally vote FOR such proposals if all payments are for directors and auditors who have served as executives of the company. Generally vote AGAINST such proposals if one or more payments are for non-executive, affiliated directors or statutory auditors; when one or more of the individuals to whom the grants are being proposed (1) has not served in an executive capacity for the company for at least three years or (2) has been designated by the company as an independent statutory auditor, regardless of the length of time he/she has served.

STOCK OPTION PLANS

With respect to Japanese companies, follow the Agent's guidelines with respect to proposals regarding option grants to independent internal statutory auditors, generally voting AGAINST such plans.

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SHARES RESERVED FOR ISSUANCE OF OPTIONS OR EMPLOYEE SHARE-PURCHASE PLANS

Generally vote AGAINST option plans, or the issuance of shares in connection with such plans, that provide discounts to executives, are administered by potential grant recipients, or are markedly out of line with market practice. Consider proposals in connection with option plans or the issuance of shares in connection with them in other instances on a CASE-BY-CASE basis.

GENERAL SHARE ISSUANCES

Generally vote AGAINST proposals to issue shares (with or without preemptive rights) in cases in which concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, or authority to refresh share issuance amounts without prior shareholder approval. Consider such proposals on a CASE-BY-CASE basis in cases in which the issuance exceeds the Agent's guidelines for issuances based on percentage of capital or dilution.

APPROVAL OF FINANCIAL STATEMENTS AND DIRECTOR AND AUDITOR REPORTS

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company's financial accounts and reporting.

REMUNERATION OF AUDITORS

Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

INDEMNIFICATION OF AUDITORS

Generally, vote AGAINST proposals to indemnify auditors.

ALLOCATION OF INCOME AND DIVIDENDS

Consider management proposals concerning allocation of income and the distribution of dividends on a CASE-BY-CASE basis.

STOCK (SCRIP) DIVIDEND ALTERNATIVES

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

DEBT ISSUANCE REQUESTS

When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent. Review on a CASE-BY-CASE basis proposals where the issuance

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of debt will result in the gearing level being greater than 100 percent, comparing any such proposed debt issuance to industry and market standards.

FINANCING PLANS

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

RELATED PARTY TRANSACTIONS

Consider related party transactions on a CASE-BY-CASE basis. Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company's charter or contains unfavorable terms.

CAPITALIZATION OF RESERVES

Generally, vote FOR proposals to capitalize the company's reserves for bonus issues of shares or to increase the par value of shares.

ARTICLE AMENDMENTS

Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

Generally, vote FOR an article amendment if:

      -     it is editorial in nature;

      -     shareholder rights are protected;

      -     there is negligible or positive impact on shareholder value;

      -     management provides adequate reasons for the amendments; or

      -     the company is required to do so by law (if applicable).

With respect to article amendments for Japanese companies:

      - Generally vote FOR management proposals to amend a company's articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business.

      - Generally follow the Agent's guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board's discretion, voting AGAINST proposals unless there is little to no likelihood of a "creeping takeover" (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders' interest.

OTHER BUSINESS

In connection with global proxies, vote in accordance with the Agent's market-specific recommendations on management proposals for Other Business, generally AGAINST.

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